As Filed with the U.S. Securities and Exchange Commission on October 28, 2011
1933 Act File No. 033-43321
1940 Act File No. 811-06441

UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
__________________
FORM N-1A
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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 31 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 32 ☒
(Check appropriate box or boxes.)
__________________
AMERICAN CENTURY INTERNATIONAL BOND FUNDS (Exact Name of Registrant as Specified in Charter)
__________________
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Address of Principal Executive Offices) (Zip Code)
REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (816) 531-5575
CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: November 1, 2011

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on November 1, 2011 at 8:30 a.m. Central pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

November 1, 2011

American Century Investments Prospectus

International Bond Fund Investor Class (BEGBX) Institutional Class (AIDIX) A Class (AIBDX) C Class (AIQCX) R Class (AIBRX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	4
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	9
Investing Directly with American Century Investments	11
Investing Through a Financial Intermediary	13
Additional Policies Affecting Your Investment	18
Share Price and Distributions	22
Taxes	24
Multiple Class Information	26
Financial Highlights	27

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary

Investment Objective

The fund seeks high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the United States.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 13 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds)	None	None	None	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	0.80%	0.60%	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.81%	0.61%	1.06%	1.81%	1.31%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$83	$259	$450	$1,002
Institutional Class	$62	$196	$341	$763
A Class	$553	$773	$1,009	$1,686
C Class	$184	$570	$981	$2,124
R Class	$134	$416	$719	$1,578

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.

2

Principal Investment Strategies

The fund invests its assets in high-quality debt securities, and at least 80% of its net assets (plus any borrowings for investment purposes) are invested in debt securities issued by foreign corporations and foreign governments. High-quality debt securities are fixed-income investments, such as notes, bonds, commercial paper, debentures and mortgage- and asset-backed securities that have been rated by an independent rating agency in its top two credit quality categories or determined by the advisor to be of comparable credit quality. The advisor expects the fund’s dollar-weighted average maturity to range from two to 10 years.

The portfolio managers use a combination of fundamental research and bond and currency valuation models, and evaluate each country's economic climate and political discipline for controlling deficits and inflation. Using economic forecasts, the portfolio managers project the expected return for each country. By contrasting expected risks and returns for investments in each country, the portfolio managers select those countries expected to produce the best return at reasonable risk. The portfolio managers limit the use of hedging strategies that minimize the risk of currency fluctuations, but may hedge up to 25% of the fund's total assets into U.S. dollars when the portfolio manager considers the dollar to be attractive relative to foreign currencies.

The fund also invests in derivative instruments, including foreign currency exchange contracts, in order to shift its investment exposure from one currency into another for hedging purposes or to enhance returns.

The fund sells holdings for a variety of reasons, such as to adjust its average maturity or credit quality, to shift assets into and out of higher-yielding securities, or to alter geographic or currency exposure.

Principal Risks

•
Foreign Securities Risk – Foreign securities have certain unique risks, such as currency risk, political, social and economic risk, and foreign market and trading risk. Changes in the value of foreign currencies against the U.S. dollar also could result in gains or losses to the fund. The fund may be affected by political, social or economic events occurring in a country where the fund invests, which could cause the fund's investments in that country to experience gains or losses. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Because of these risks, and others, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•
Currency Risk – The fund is subject to the risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the fund’s holdings may be significant depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Currency returns are volatile, and to the extent the fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed.

•
Interest Rate Risk – Investments in debt securities are also sensitive to interest rate changes. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. Interest rate risk, however, is generally higher for the fund than for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds.

•
Credit Risk – Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the fund's share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.

•
Single Country Risk – Investing a significant portion of assets in one country or region makes the fund more dependent upon the political and economic circumstances of that particular country or region than a mutual fund that is more widely diversified.

•
Liquidity Risk – The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund's share price.

•
Derivative Risk – The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. The derivatives in which the fund invests are subject to a number of risks, including currency, liquidity, interest rate, market, credit and correlation risk.

•
Nondiversification – The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the portfolio managers the flexibility to hold large positions in a smaller number of securities. If so, a price change in any one of those securities may have a greater impact on the fund’s share price than would be the case in a diversified fund and the fund may be more volatile than if it was diversified.

•	Market Risk – The risk that the value of securities owned by the fund may go up and down, sometimes rapidly or unpredictably.

3

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. The table also shows returns for the fund’s former benchmark, which is the JPMorgan Global Traded Government Bond Index with the U.S. excluded and Japan weighted at 15%. For current performance information, including yields, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Annual Total Returns

Highest Performance Quarter
(2Q 2002): 14.36%

Lowest Performance Quarter
(3Q 2008): -5.83%

As of September 30, 2011, the
most recent calendar quarter end,
the year-to-date return for the
Investor Class was 5.79%.

Average Annual Total Returns
For the calendar year ended December 31, 2010	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	0.15%	5.42%	7.00%	—	01/07/1992
Return After Taxes on Distributions	-1.34%	3.94%	5.63%	—	01/07/1992
Return After Taxes on Distributions and Sale of Fund Shares	0.20%	3.80%	5.32%	—	01/07/1992
Institutional Class Return Before Taxes	0.35%	5.62%	—	5.32%	08/02/2004
A Class1 Return Before Taxes	-4.60%	4.15%	6.23%	—	10/27/1998
C Class Return Before Taxes	-0.83%	—	—	2.66%	09/28/2007
R Class Return Before Taxes	-0.34%	—	—	3.18%	09/28/2007
Barclays Capital Global Treasury ex-U.S. Bond Index2	6.12%	7.60%	7.39%	—	—
Fund Benchmark (reflects no deduction for fees, expenses or taxes)	1.59%	6.90%	8.29%	—	—
JPMorgan Global Traded Government Bond Index (reflects no deduction for fees, expenses or taxes)	6.42%	7.35%	7.12%	—	—

1	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this charge.

2
Effective February 1, 2011, the fund’s benchmark changed from the JPMorgan Global Traded Government Bond Index with the U.S. excluded and Japan weighted at 15% to the Barclays Capital Global Treasury ex U.S. Bond Index. The fund’s investment advisor believes this index better represents the fund’s portfolio composition.

4

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

John A. Lovito, Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2009, and has served on teams managing fixed-income investments since joining the advisor in 2009.

Federico Garcia Zamora, Vice President and Portfolio Manager, has shared primary responsibility for the management of the fund since 2009, and has served on teams managing fixed-income investments since joining the advisor in 2008.

Simon Chester, Vice President and Portfolio Manager, has shared primary responsibility for the management of the fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee-based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the United States.

What are the fund's principal investment strategies?

The fund invests its assets in high-quality debt securities, and at least 80% of its net assets, plus any borrowings for investment purposes, are invested in non-dollar-denominated foreign government and foreign corporate debt securities. Please note, however, that the fund currently has a fundamental investment policy that prohibits it from borrowing money for investment purposes. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders.

High-quality debt securities are fixed-income investments, such as notes, bonds, commercial paper, debentures, and mortgage and asset-backed securities that have been rated by an independent rating agency in its top two credit quality categories or determined by the advisor to be of comparable credit quality. The details of the fund’s credit quality standards are described in the statement of additional information.

The portfolio managers, who are responsible for selecting the fund’s investments, determine whether to buy and sell securities for the fund by using a combination of fundamental research and bond and currency valuation models.

•	Economic/Political Fundamentals. The portfolio managers evaluate each country’s economic climate and political discipline for controlling deficits and inflation.
•	Expected Return. Using economic forecasts, the portfolio managers project the expected return for each country.
•	Relative Value. By contrasting expected risks and returns for investments in each country, the portfolio managers select those countries expected to produce the best return at reasonable risk.

Generally, the fund will purchase only bonds denominated in foreign currencies. Because the fund is designed for U.S. investors seeking currency and interest rate diversification, the fund limits its use of hedging strategies that may minimize the effect of currency fluctuations. The fund may hedge up to 25% of its total assets into U.S. dollars when the portfolio managers consider the dollar to be attractive relative to foreign currencies.

The fund also invests in derivative instruments, including foreign currency exchange contracts, in order to shift its investment exposure from one currency into another for hedging purposes or to enhance returns.

The fund also may invest in other derivative instruments such as options, futures contracts options on futures contracts, or in mortgage- or asset-backed securities, provided that such investments are in keeping with the fund’s investment objective.

The weighted average maturity of the fund is expected to be between two and 10 years.

Weighted average maturity (WAM) is a method for comparing portfolios of bonds by calculating the average time until full maturity weighted by the market value of the principal amount to be paid. A fund that contains a large proportion of bonds with significant periods of time remaining on their maturity terms will have a longer WAM, while the WAM will be shorter for a fund that contains more bonds close to maturity.

The fund sells holdings for a variety of reasons, such as to adjust its average maturity or credit quality, to shift assets into and out of higher-yielding securities, or to alter geographic or currency exposure.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

6

What are the principal risks of investing in the fund?

Investing in foreign securities has certain unique risks that make it generally riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U. S. securities. These risks are summarized below.

•
Currency Risk. In addition to changes in the value of the fund’s investments, changes in the value of foreign currencies against the U.S. dollar also could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. The fund’s investments, however, generally are held in the foreign currency of the country where investments are made. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund’s holdings may be significant depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Currency returns are volatile, and to the extent the fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed.

•
Political and Economic Risk. The fund invests in foreign debt securities, which are generally riskier than U.S. debt securities. As a result, the fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience gains or losses. The fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

•
Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the fund to buy and sell securities. These factors could result in a loss to the fund by causing the fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing fund assets to be uninvested for some period of time.

•
Availability of Information and Regulatory Risk. Generally, foreign companies are not subject to the regulatory controls or uniform accounting, auditing and financial reporting, investor protection and disclosure standards imposed on U.S. issuers. As a result, there may be less publicly-available information about foreign issuers than is available regarding U.S. issuers.

When interest rates change, the fund’s share value will be affected. Generally, when interest rates rise, the fund’s share value will decline. The opposite is true when interest rates decline. The degree to which interest rate changes affect the fund’s performance varies and is related to the weighted average maturity of the fund. For example, when interest rates rise, you can expect the share value of a long-term bond fund to fall more than that of a short-term bond fund. When rates fall, the opposite is true. The interest rate risk for the fund is generally higher than for funds that have shorter weighted average maturities, such as money market and short-term bond funds.

Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result the fund's share price could also decrease. A high credit rating indicates a high degree of confidence by the rating organization that the issuer will be able to withstand adverse business, financial or economic conditions and make interest and principal payments on time. A lower credit rating indicates a greater risk of non-payment. Changes in the credit rating of a debt security held by the fund could have a similar effect. The fund’s credit quality restrictions apply at the time of purchase; the fund will not necessarily sell securities if they are downgraded by a rating agency.

Investing a significant portion of assets in one country or region makes the fund more dependent upon the political and economic circumstances of that particular country or region than a mutual fund that is more widely diversified.

7

The fund may also be subject to liquidity risk. The chance that a fund will have difficulty selling its debt securities is called liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund's share price.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. The derivatives in which the fund invests are subject to a number of risks, including currency, liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the instrument. Gains or losses involving some futures, options, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the fund.

The fund is classified as nondiversified. This means that the fund’s portfolio managers may choose to invest in a relatively small number of securities. If so, a price change in any one of these securities may have a greater impact on the fund’s share price than would be the case if the fund were diversified and the fund may be more volatile than it if was diversified.

The value of securities owned by the fund may go up and down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally, particular industries, real or perceived adverse economic conditions or investor sentiment generally.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

8

Management

Who manages the fund?

The Board of Trustees, investment advisor and fund management team play key roles in the management of the fund.

The Board of Trustees

The Board of Trustees is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The trustees’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the trustees are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the fund (the “Category Fee”) and (ii) the assets of all funds in the American Century Investments family of funds (the “Complex Fee”). The statement of additional information contains detailed information about the calculation of the fund’s management fee.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended June 30, 2011	Investor Class	Institutional Class	A Class	C Class	R Class
International Bond	0.80%	0.60%	0.80%	0.80%	0.80%

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated June 30, 2011.

9

The Fund Management Team

The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Designated portfolio managers serve on the firm’s Macro Strategy Team, which is responsible for periodically adjusting the fund's strategic investment parameters based on economic and market conditions. Both portfolio managers are responsible for security selection and portfolio construction for the fund within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions for the fund.

The individuals listed below are primarily responsible for the day-to-day management of the fund described in this prospectus.

John A. Lovito (Macro Strategy Team Representative)

Mr. Lovito, Vice President and Senior Portfolio Manager, has managed the fund since 2009. Prior to joining American Century Investments in 2009, he spent seven years at Lehman Brothers Asset Management, most recently as managing director and head of global fixed income strategies. He previously served as senior vice president and team leader for international fixed income at Lehman Brothers Asset Management. He has a bachelor’s degree in economics and an MBA in finance from Fordham University.

Federico Garcia Zamora

Mr. Garcia Zamora, Vice President and Portfolio Manager, has managed the fund since 2009. Prior to joining American Century Investments in 2008, he spent four years at Lehman Brothers Asset Management, serving as portfolio manager and foreign exchange strategist. Prior to joining Lehman Brothers, he was a senior consultant with the Ministry of Economy – Secretariat of Finance in Buenos Aires, Argentina. He has a licentiate degree in economics from the Universidad Nacional del Sur, a master's degree in capital markets from the Universidad de Buenos Aires and an MBA in finance and international business from Columbia University.

Simon Chester

Mr. Chester, Vice President and Portfolio Manager, has shared primary responsibility for the management of the fund since July 2011. Prior to joining American Century Investments in 2010, he was a senior credit analyst at Western Asset Management. He has a bachelor’s degree in commerce from the University of South Africa.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Trustees and/or the advisor may change any other policies and investment strategies.

10

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.

Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

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Ways to Manage Your Account

ONLINE

americancentury.com
Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Exchange shares from another American Century Investments account with an identical registration.
Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.
Sell shares*: Redeem shares and the proceeds will be electronically transferred to your authorized bank account.

* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.
•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021
Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533
Automated Information Line: 1-800-345-8765
Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.
Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.
Sell shares: Call a Service Representative.

BY MAIL OR FAX

Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200  —  Fax: 816-340-7962
Open an account: Send a signed, completed application and check or money order payable to American Century Investments.
Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.
Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.
Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.
Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.
Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.
Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Investing Through a Financial Intermediary

The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

Investor Class

Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.

Institutional Class

Institutional Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors, employer-sponsored retirement plans and other financial intermediaries.

A Class

A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.

C Class

C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase. Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor). See CDSC Waivers below for a full description of the waivers that may be available.

R Class

R Class shares are only available for purchase through certain employer-sponsored retirement plans without sales charges or commissions but carry an ongoing distribution and service (12b-1) fee. However, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the website. From the description of

A or C Class shares, a hyperlink will take you directly to this disclosure.

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A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 - $249,999	3.50%	3.63%	3.00%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of the purchase of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

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Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, trustees, and employees (and their families) of American Century Investments
•
Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers, or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information.

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•
Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010. However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

•	Certain other investors as deemed appropriate by American Century Investments

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes. Please consult with your financial professional for further details.

C Class

C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including, beginning January 1, 2011, account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

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CDSC Waivers

Any applicable CDSC for A or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70½
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason

Reinstatement Privilege

Within 90 days of a redemption, dividend payment or capital gains distribution of any A or B Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Buying and Selling Shares through a Financial Intermediary

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

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The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

Employer-Sponsored Retirement Plans

Certain employer-sponsored retirement plans are eligible to purchase Investor, Institutional, A, C and R Class shares at net asset value with no dealer commission paid to the financial professional. Class A and C shares are purchased with no dealer concession or CDSC in group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or when shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by plan recordkeepers. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans(2)	No minimum

1	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

2	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

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Redemptions

If you sell C, or in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that A and C Class shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You may also incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check, or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.

We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison, at our discretion.

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Modifying or Canceling a Transaction

Transaction instructions are irrevocable. That means that once you have mailed or otherwise transmitted your transaction instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Trustees has approved American Century Investments' abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments' policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments' efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries' timely performance of such duties.

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Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments Brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the fund’s NAV as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

A fund’s net asset value, or NAV, is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. The fund may use third party pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund's board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

22

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions of substantially all its income each year. These distributions may be paid quarterly, but may be paid less frequently. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions. Distributions may be taxable as ordinary income, capital gains or a combination of the two. Capital gains are taxed at different rates depending on the length of time the fund held the securities that were sold.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Generally, participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

23

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement or savings plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

24

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

25

Multiple Class Information

The fund offers multiple classes of shares. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Class and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments' transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

26

Financial Highlights

Understanding the Financial Highlights

The tables on the next pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund’s annual report, which is available upon request.

27

International Bond Fund

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$13.45	$14.38	$15.13	$13.69	$13.78		$13.03
Income From Investment Operations
Net Investment Income (Loss)(2)	0.31	0.35	0.43	0.45	0.20		0.34
Net Realized and Unrealized Gain (Loss)	1.53	(0.64)	(0.43)	1.58	(0.26)		0.73
Total From Investment Operations	1.84	(0.29)	— (3)	2.03	(0.06)		1.07
Distributions
From Net Investment Income	(0.56)	(0.64)	(0.54)	(0.59)	(0.03)		(0.31)
From Net Realized Gains	(0.08)	—	(0.21)	—	—		(0.01)
Total Distributions	(0.64)	(0.64)	(0.75)	(0.59)	(0.03)		(0.32)
Net Asset Value, End of Period	$14.65	$13.45	$14.38	$15.13	$13.69		$13.78

Total Return(4)	14.07%	(2.39)%	0.16%	15.03%	(0.45)%		8.25%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.81%	0.82%	0.83%	0.82%	0.83	%(5)	0.82%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.19%	2.44%	3.05%	3.01%	2.95	%(5)	2.51%
Portfolio Turnover Rate	44%	64%	64%	74%	37%		206%
Net Assets, End of Period (in thousands)	$951,100	$1,135,772	$1,343,268	$1,811,299	$1,440,762		$1,317,505

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.

3	Per-share amount was less than $0.005.

4	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

5	Annualized.

28

International Bond Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$13.46	$14.39	$15.15	$13.70	$13.78		$13.04
Income From Investment Operations
Net Investment Income (Loss)(2)	0.34	0.38	0.46	0.48	0.21		0.35
Net Realized and Unrealized Gain (Loss)	1.53	(0.64)	(0.44)	1.58	(0.26)		0.74
Total From Investment Operations	1.87	(0.26)	0.02	2.06	(0.05)		1.09
Distributions
From Net Investment Income	(0.59)	(0.67)	(0.57)	(0.61)	(0.03)		(0.34)
From Net Realized Gains	(0.08)	—	(0.21)	—	—		(0.01)
Total Distributions	(0.67)	(0.67)	(0.78)	(0.61)	(0.03)		(0.35)
Net Asset Value, End of Period	$14.66	$13.46	$14.39	$15.15	$13.70		$13.78

Total Return(3)	14.29%	(2.19)%	0.34%	15.29%	(0.34)%		8.43%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.61%	0.62%	0.63%	0.62%	0.63	%(4)	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.39%	2.64%	3.25%	3.21%	3.15	%(4)	2.71%
Portfolio Turnover Rate	44%	64%	64%	74%	37%		206%
Net Assets, End of Period (in thousands)	$285,697	$286,817	$228,895	$250,179	$109,350		$88,812

1
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

2	Computed using average shares outstanding throughout the period.

3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

4	Annualized.

29

International Bond Fund

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(2)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$13.40	$14.33	$15.07	$13.67	$13.77		$13.01
Income From Investment Operations
Net Investment Income (Loss)(3)	0.27	0.32	0.39	0.41	0.18		0.30
Net Realized and Unrealized Gain (Loss)	1.54	(0.65)	(0.43)	1.54	(0.26)		0.74
Total From Investment Operations	1.81	(0.33)	(0.04)	1.95	(0.08)		1.04
Distributions
From Net Investment Income	(0.53)	(0.60)	(0.49)	(0.55)	(0.02)		(0.27)
From Net Realized Gains	(0.08)	—	(0.21)	—	—		(0.01)
Total Distributions	(0.61)	(0.60)	(0.70)	(0.55)	(0.02)		(0.28)
Net Asset Value, End of Period	$14.60	$13.40	$14.33	$15.07	$13.67		$13.77

Total Return(4)	13.84%	(2.65)%	(0.08)%	14.50%	(0.57)%		8.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.06%	1.07%	1.08%	1.07%	1.08	%(5)	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.94%	2.19%	2.80%	2.76%	2.70	%(5)	2.26%
Portfolio Turnover Rate	44%	64%	64%	74%	37%		206%
Net Assets, End of Period (in thousands)	$106,044	$77,065	$92,778	$124,844	$72,787		$65,452

1	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

2
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

3	Computed using average shares outstanding throughout the period.

4	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

5	Annualized.

30

International Bond Fund

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$13.41	$14.33	$15.05	$14.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.17	0.20	0.28	0.22
Net Realized and Unrealized Gain (Loss)	1.53	(0.63)	(0.43)	0.69
Total From Investment Operations	1.70	(0.43)	(0.15)	0.91
Distributions
From Net Investment Income	(0.42)	(0.49)	(0.36)	(0.41)
From Net Realized Gains	(0.08)	—	(0.21)	—
Total Distributions	(0.50)	(0.49)	(0.57)	(0.41)
Net Asset Value, End of Period	$14.61	$13.41	$14.33	$15.05

Total Return(3)	12.96%	(3.32)%	(0.88)%	6.38%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.81%	1.82%	1.83%	1.82	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.19%	1.44%	2.05%	1.93	%(4)
Portfolio Turnover Rate	44%	64%	64%	74	%(5)
Net Assets, End of Period (in thousands)	$6,603	$7,666	$2,806	$1,497

1	September 28, 2007 (commencement of sale) through June 30, 2008.

2	Computed using average shares outstanding throughout the period.

3	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

4	Annualized.

5	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

31

International Bond Fund

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$13.43	$14.35	$15.09	$14.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.24	0.27	0.34	0.28
Net Realized and Unrealized Gain (Loss)	1.53	(0.63)	(0.42)	0.69
Total From Investment Operations	1.77	(0.36)	(0.08)	0.97
Distributions
From Net Investment Income	(0.49)	(0.56)	(0.45)	(0.43)
From Net Realized Gains	(0.08)	—	(0.21)	—
Total Distributions	(0.57)	(0.56)	(0.66)	(0.43)
Net Asset Value, End of Period	$14.63	$13.43	$14.35	$15.09

Total Return(3)	13.52%	(2.82)%	(0.40)%	6.76%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.31%	1.32%	1.33%	1.32	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.69%	1.94%	2.55%	2.45	%(4)
Portfolio Turnover Rate	44%	64%	64%	74	%(5)
Net Assets, End of Period (in thousands)	$208	$233	$102	$28

1	September 28, 2007 (commencement of sale) through June 30, 2008.

2	Computed using average shares outstanding throughout the period.

3	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

4	Annualized.

5	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

32

Notes

33

Where to Find More Information

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2011.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-1520

This prospectus shall not constitute an offer to sell securities of a fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Newspaper Listing
International Bond
Investor Class	992	IntlBnd
Institutional Class	392	IntlBnd
A Class	792	IntlBnd
C Class	492	IntlBnd
R Class	192	IntlBnd

Investment Company Act File No. 811-6441

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-72440    1111

November 1, 2011 American Century Investments Statement of Additional Information American Century International Bond Funds

International Bond Fund
Investor Class (BEGBX)
Institutional Class (AIDIX)
A Class (AIBDX)
C Class (AIQCX)
R Class (AIBRX)

This statement of additional information adds to the discussion in the fund's prospectus dated
November 1, 2011, but is not a prospectus. The statement of additional information should be read in conjunction with the fund's current prospectus. If you would like a copy of the prospectus, please contact us at one of the addresses or telephone numbers listed on the back cover or visit American Century Investments' website at americancentury.com.

This statement of additional information incorporates by reference certain information that appears in the fund's annual report, which is delivered to all investors. You may obtain a free copy of the fund's annual report by calling 1-800-345-2021.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

Table of Contents

The Fund’s History	2
Fund Investment Guidelines	2
Portfolio Composition	3
Currency Management	3
Fund Investments and Risks	4
Investment Strategies and Risks	4
Temporary Defensive Measures	20
Portfolio Turnover	20
Disclosure of Portfolio Holdings	21
Management	24
Board of Trustees	24
Officers	31
Code of Ethics	31
Proxy Voting Guidelines	32
Service Providers	33
Investment Advisor	33
Portfolio Manager	36
Transfer Agent and Administrator	38
Sub-Administrator	39
Distributor	39
Custodian Banks	39
Independent Registered Public Accounting Firm	39
Brokerage Allocation	40
Regular Broker-Dealers	41
Information About Fund Shares	41
Multiple Class Structure	42
Valuation of the Fund’s Securities	44
Taxes	45
Federal Income Tax	45
State and Local Taxes	47
Financial Statements	47

Appendix A – Principal Shareholders	A-1
Appendix B – Sales Charges and Payments to Dealers	B-1
Appendix C – Buying and Selling Fund Shares	C-1
Appendix D – Explanation of Fixed-Income Securities Ratings	D-1

The Fund’s History

American Century International Bond Funds is a registered open-end management investment company that was organized as a Massachusetts business trust in 1991 under the name Benham International Funds. In October 1996, it changed its name to American Century International Bond Funds. Throughout this statement of additional information we refer to American Century International Bond Funds as the trust. The trust’s fiscal year end was changed from December 31 to June 30 beginning on January 1, 2007.

The fund is a separate series of the trust and operates for many purposes as if it were an independent company.

The fund’s ticker symbols and inception dates of each class of the fund are:

Fund/Class	Ticker Symbol	Inception Date
International Bond
Investor Class	BEGBX	01/07/1992
Institutional Class	AIDIX	08/02/2004
A Class	AIBDX	10/27/1998
C Class	AIQCX	09/28/2007
R Class	AIBRX	09/28/2007

Fund Investment Guidelines

This section explains the extent to which the fund’s advisor, American Century Investment Management, Inc., can use various investment vehicles and strategies in managing the fund’s assets. Descriptions of the investment techniques and risks associated with each appear in the section Investment Strategies and Risks, which begins on page 4. In the case of the fund’s principal investment strategies, these descriptions elaborate upon the discussion contained in the prospectus.

The fund is nondiversified as defined in the Investment Company Act of 1940 (the Investment Company Act). Diversified means that, with respect to 75% of its total assets, the fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies). Nondiversified means that a fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund.

To meet federal tax requirements for qualification as a regulated investment company, the fund must limit its investments so that at the close of each quarter of its taxable year

(1)	no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company); and
(2)
with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company) and it does not own more than 10% of the outstanding voting securities of a single issuer.

The fund does not invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry. If the issuer of a security purchased by the fund is subsequently found to be classified in the tobacco industry (due to acquisition, merger or otherwise), the fund will sell the security as soon as reasonably possible.

Portfolio Composition

The portfolio manager intends to keep the fund fully invested in foreign debt securities. Under normal market conditions, the fund will invest at least 65% of its total assets in bonds issued or guaranteed by foreign governments or their agencies and by foreign authorities, provinces and municipalities. The fund may invest up to 35% of its total assets in high-quality (i.e., rated “AA” or higher) foreign corporate debt securities.

The fund’s investments may include but shall not be limited to: (1) debt obligations issued or guaranteed by (a) a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions including a foreign state, province or municipality, and (b) supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (2) debt obligations of (a) foreign banks and bank holding companies, and (b) domestic banks and corporations issued in foreign currencies; and (3) foreign corporate debt securities and commercial paper. All of these investments must satisfy the credit quality standards (i.e., “AA” or higher) established by the trustees of the fund.

The fund’s credit quality requirements effectively limit the countries in which the fund may invest. As of the date of this statement of additional information, the fund expects to invest in the securities of issuers located in and governments of the following countries: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Liechtenstein, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States. To limit the possibility that the fund will become unduly concentrated in Japan, the fund currently limits its investment in issuers located in Japan to no more than 25% of total assets.

Some securities will also have the country of issue reported as ‘Supranational.’ These are organizations that cannot be aligned with one particular country, such as the International Finance Corporation or the European Development Bank.

For an explanation of the securities ratings referred to in the prospectus and this statement of additional information, see Explanation of Fixed-Income Securities Ratings in Appendix D.

Currency Management

The rate of exchange between U.S. dollars and foreign currencies fluctuates, which results in gains and losses to the fund. Even if the fund’s foreign security holdings perform well, an increase in the value of the dollar relative to the currencies in which portfolio securities are denominated can offset net investment income.

Because the fund is designed for U.S. investors seeking currency and interest rate diversification, the fund’s advisor limits its use of hedging strategies intended to minimize the effect of currency fluctuations. Although hedging strategies (if they are successful) reduce exchange rate risk, they also reduce the potential for share price appreciation when foreign currencies increase in value relative to the U.S. dollar.

When the advisor considers the U.S. dollar to be attractive relative to foreign currencies, as much as 25% of the fund’s total assets may be hedged into U.S. dollars. For temporary defensive purposes and under extraordinary circumstances (such as significant political events), more than 25% of the fund’s total assets may be hedged in this manner.

In managing the fund’s currency exposure, the advisor will buy and sell foreign currencies regularly, either in the spot (i.e., cash) market or the forward market. Forward foreign currency exchange contracts (forward contracts) are individually negotiated and privately traded between currency traders (usually large commercial banks) and their customers. In most cases, no deposit requirements exist, and these contracts are traded at a net price without commission. Forward contracts involve an obligation to purchase or sell a specific currency at an agreed-upon price on a future date. Most contracts expire in less than one year. The fund also may use futures and options for currency management purposes. For more information on futures and options, please see Futures and Options on page 9.

Fund Investments and Risks

Investment Strategies and Risks

This section describes investment vehicles and techniques the portfolio manager can use in managing the fund’s assets. It also details the risks associated with each, because each investment vehicle and technique contributes to the fund’s overall risk profile.

Asset-Backed Securities (ABS)

To the extent permitted by its investment objective, the fund may invest in asset-backed securities. ABS are structured like mortgage-backed securities, but instead of mortgage loans or interest in mortgage loans, the underlying assets may include, for example, such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, home equity loans, student loans, small business loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. The value of an ABS is affected by changes in the market’s perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, the financial institution providing any credit enhancement, and subordination levels.

Payments of principal and interest passed through to holders of ABS are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an ABS held by the fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience losses or delays in receiving payment.

Some types of ABS may be less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

The risks of investing in ABS are ultimately dependent upon the repayment of loans by the individual or corporate borrowers. Although the fund would generally have no recourse against the entity that originated the loans in the event of default by a borrower, ABS typically are structured to mitigate this risk of default.

ABS are generally issued in more than one class, each with different payment terms. Multiple class ABS may be used as a method of providing credit support through creation of one or more classes whose right to payments is made subordinate to the right to such payments of the remaining class or classes. Multiple classes also may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called strips (ABS entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with classes having characteristics such as floating interest rates or scheduled amortization of principal.

Derivative Securities

To the extent permitted by its investment objectives and policies, the fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative security is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset, or market index.

Certain derivative securities may be described as structured investments. A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments include asset-backed securities (ABS), commercial and residential mortgage-backed securities (MBS and CMBS), and collateralized mortgage obligations (CMO), which are described more fully herein. Structured investments also include securities backed by other types of collateral. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depositary receipts backed by, or representing interests in, those assets.

Some structured investments are individually negotiated agreements or are traded over the counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Some derivative securities, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There is a range of risks associated with investments in derivative securities, including:

•
the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio managers anticipate or that the value of the structured or derivative security will not move or react to changes in the underlying security, interest rate, market index or other financial asset as anticipated;

•
the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment;
•	the risk that a fund will have an obligation to deliver securities or currency pursuant to a derivatives transaction that such fund does not own at the inception of the derivatives trade; and
•	the risk that the counterparty will fail to perform its obligations.

The fund may not invest in a derivative security if its credit, interest rate, liquidity, counterparty and other risks associated with ownership of the security are outside acceptable limits set forth in the fund’s prospectus. The fund’s Board of Trustees has reviewed the advisor’s policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities and provides that a fund may not invest in a derivative security if it would be possible for a fund to lose more money than the notional value of the investment. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The advisor will report on fund activity in derivative securities to the Board of Trustees as necessary.

Foreign Currency Exchange Transactions

The fund expects to exchange dollars for the fund’s underlying currencies, and vice versa, in the normal course of managing the fund’s underlying investments. The fund’s advisor does not expect that the fund will hold currency that is not earning income on a regular basis, although the fund may do so temporarily when suitable investments are not available. The fund may purchase and sell currencies on a spot basis (i.e., for prompt delivery and settlement), or by entering into forward currency exchange contracts (also called forward contracts) or other contracts to purchase and sell currencies for settlement at a future date. The fund will incur costs in converting assets from one currency to another. Foreign exchange dealers may charge a fee for conversion; in addition, they realize a profit based on the difference (i.e., the spread) between the prices at which they buy and sell various currencies in the spot and forward markets. Thus, a dealer may offer to sell a foreign currency to the fund at one rate and repurchase it at a lesser rate should the fund desire to resell the currency to the dealer.

The fund may use foreign currency forward contracts to enhance returns by increasing exposure to a foreign currency, or by shifting exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation of liquid assets, marked to market daily. Forward contracts are agreements to exchange a specific amount of one currency for a specified amount of another at a future date. The date may be any agreed fixed number of days in the future. The amount of currency to be exchanged, the price at which the exchange will take place, and the date of the exchange are negotiated when the fund enters into the contract and are fixed for the term of the contract. Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. However, the fund may enter into forward contracts with deposit requirements or commissions.

At the maturity of a forward contract, the fund may complete the contract by paying for and receiving the underlying currency, or may seek to roll forward its contractual obligation by entering into an offsetting transaction with the same currency trader and paying or receiving the difference between the contractual exchange rate and the current exchange rate. The fund also may be able to enter into an offsetting contract prior to the maturity of the underlying contract. This practice is sometimes referred to as “cross hedging” and may be employed if, for example, the advisor believes that one foreign currency (in which a portion of the fund’s foreign currency holdings are denominated) will change in value relative to the U.S. dollar differently than another foreign currency. There is no assurance that offsetting transactions, or new forward contracts, will always be available to the fund.

Investors should realize that the use of forward contracts does not eliminate fluctuations in the underlying prices of the securities. Such contracts simply establish a rate of exchange that the fund can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to fluctuations in the value of the hedged currency when used as a hedge against foreign currency declines, at the same time they tend to limit any potential gain that might result from the change in the value of such currency.

Because investments in, and redemptions from, the fund will be in U.S. dollars, the advisor expects that the fund’s normal investment activity will involve a significant amount of currency exchange. For example, the fund may exchange its underlying foreign currencies for U.S. dollars in order to meet shareholder redemption requests or to pay expenses. These transactions may be executed in the spot or forward markets.

In addition, the fund may combine forward transactions in its underlying currency with investments in U.S. dollar-denominated instruments, in an attempt to construct an investment position whose overall performance will be similar to that of a security denominated in its underlying currency. If the amount of dollars to be exchanged is properly matched with the anticipated value of the dollar-denominated securities, the fund should be able to lock in the foreign currency value of the securities, and the fund’s overall investment return from the combined position should be similar to the return from purchasing a foreign currency-denominated instrument. This is sometimes referred to as a synthetic investment position or a position hedge.

The execution of a synthetic investment position may not be successful. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a dollar-denominated security is not exactly matched with the fund’s obligation under the forward contract on the contract’s maturity date, the fund may be exposed to some risk of loss from fluctuation of the dollar. Although the advisor will attempt to hold such mismatchings to a minimum, there can be no assurance that the advisor will be successful in doing so.

Foreign Securities

Investments in foreign securities may present certain risks, including:

Currency Risk – The value of the foreign investments held by the fund may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments. Please see Currency Management on page 3 for more information.

Social, Political and Economic Risk – The economies of many of the countries in which the fund invests are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, confiscatory taxation and limitations on the removal of funds or other assets also could adversely affect the value of investments. Further, the fund may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.

Regulatory Risk – Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies and there may be less stringent investor protection and disclosure standards in some foreign markets. Income from foreign securities owned by the fund may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

Market and Trading Risk – Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the fund invests will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid, more volatile and harder to value than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There generally is less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

Clearance and Settlement Risk – Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the fund are uninvested and no return is earned. The inability of the fund to make intended security purchases due to clearance and settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser.

Ownership Risk – Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund.

Risk of Focusing Investment on Region or Country

Investing a significant portion of assets in one country or region makes the fund more dependent upon the political and economic circumstances of that particular country or region.

Eurozone Investment Risk – The recent global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sector of many European countries. For example, the governments of Greece, Spain, Portugal and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which are still unknown and may slow the overall recovery of the European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or agencies. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in an economic downturn that could significantly affect the value of the fund’s European investments.

The Economic and Monetary Union of the European Union (EMU) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally. One or more countries could depart from the EU, which could further weaken the EMU and, by extension, its remaining members.

Japanese Investment Risk –The fund may invest in securities offered by Japanese issuers. The value of such securities may be significantly affected by economic, political and regulatory developments in Japan. The Japanese government contends with persistent economic problems, including deflation, a banking system that has suffered from non-performing loans, and tax laws that dampen growth. Other factors having a negative impact include a heavy government budget deficit and low interest rates.

The Japanese economy lacks diversification, relying heavily on a small number of industries, including the electronic machinery sector. Japan is relatively poor in natural resources, and so it is dependent on imports, especially in the agricultural sector. It also relies on international trade to procure commodities needed for its strong heavy industrial sector, and therefore it is vulnerable to fluctuations in commodity prices. Japan has a high volume of exports, partly due to the government’s protectionist policies, which have caused tension with Japan’s trading partners, including the United States.

Generally, Japanese corporations are required to provide less disclosure than that required by U.S. law and accounting practice. Japanese accounting and auditing practices differ significantly from U.S. standards in specific areas, including regarding unconsolidated subsidiaries and related structures.

United Kingdom Investment Risk – The fund may invest in securities offered by United Kingdom issuers including government and government related entities. The fund may also own exposure to the foreign exchange rate of the British Pound. The sovereign risks associated with the United Kingdom are currently considered to be low. However, in recent years a rise in the fiscal deficit, a deterioration in the United Kingdom’s debt to GDP ratio and exposure to contingent liabilities to the United Kingdom banking sector have increased government and United Kingdom related investment risks. The United Kingdom government currently owns substantial stakes in two of the largest banking groups in the country, the Royal Bank of Scotland Group plc and Lloyds Banking Group plc.

The United Kingdom government has implemented plans to reduce the deficit and reduce government debt levels, but these plans remain reliant on moderate economic growth at a time of increasing challenges. The accommodative monetary environment has reduced the measures at the United Kingdom’s disposal to help support economic activity. The high level of household and corporate debt pose potential structural risks to United Kingdom related investments. The gradual recovery of the UK banking sector from the 2008 financial crisis also remains fragile in the face of potential recessionary economic conditions and due to international exposures, in particular to weaker Eurozone countries.

The United Kingdom has a high value-added and diversified economy, robust institutions, a transparent and broadly consensual political process and financial flexibility. The United Kingdom also has a good historical track record of relatively stable regulatory and taxation regimes. However, risks remain that the economy cannot grow as planned due to a fall in global demand and economic activity, government austerity plans and constrained private consumption and investment. General political risk also remains inherent to country risk. In addition, significant risks remain within the banking sector. These factors, amongst others, may negatively impact the United Kingdom economy and specific United Kingdom investments which in turn could have a significant negative impact on United Kingdom related securities and the foreign exchange rate of the British Pound.

Futures and Options

The fund may enter into futures contracts, options or options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Generally, futures transactions will be used to:

•	protect against a decline in market value of the fund’s securities (taking a short futures position),
•	protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully-invested (taking a long futures position), or
•	provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the fund’s investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control the fund’s exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by the fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. The portfolio manager may engage in futures and options transactions based on securities indices provided that the transactions are consistent with the fund’s investment objectives. Examples of indices that may be used include the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) and Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF). The portfolio manager also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Domestic futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike when the fund purchases or sells a bond, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the fund’s investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income-producing. However, coupon bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses.

At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.

Purchasing Put and Call Options

By purchasing a put option, the fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. The fund also may terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options

If the fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. However, if the secondary market is not liquid for a put option the fund has written, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, the writer also would likely profit by being able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions

The fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Over-the-Counter Options

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options because these options generally can be closed out only by negotiation with the other party to the option.

Risks Related to Futures and Options Transactions

Futures and options prices can be volatile, and trading in these markets involves certain risks. If the portfolio manager applies a hedge at an inappropriate time or judges interest rate trends incorrectly, futures and options strategies may lower a fund’s return.

The fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, the fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The portfolio manager will seek to minimize these risks by limiting the futures contracts entered into on behalf of the fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

The fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by the fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The fund also could lose margin payments it has deposited with a margin broker if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

By purchasing an option on a futures contract, the fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

Correlation of Price Changes

Because there are a limited number of types of exchange-traded futures and options contracts, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in futures and options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests (for example, by hedging intermediate-term securities with a futures contract based on an index of long-term bond prices); this involves a risk that the futures position will not track the performance of the fund’s other investments.

Options and futures prices can diverge from the prices of their underlying instruments even if the underlying instruments correlate well with the fund’s investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures and Options Contracts Relating to Foreign Currencies

The fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The fund also may purchase and write currency options in connection with currency futures or forward contracts.

Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars.

The uses and risks of currency futures are similar to those of futures relating to securities or indices, as described above. Currency futures values can be expected to correlate with exchange rates but may not reflect other factors that affect the value of the fund’s investments. A currency hedge, for example, should protect a German-mark-denominated security from a decline in the German mark, but it will not protect the fund against a price decline resulting from a deterioration in the issuer’s creditworthiness.

Liquidity of Futures Contracts and Options

There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract’s price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a contract was not liquid, because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the fund could be required to continue holding a position until delivery or expiration regardless of changes in its value. Under these circumstances, the fund’s access to assets held to cover its future positions also could be impaired.

Futures and options trading on foreign exchanges may not be regulated as effectively as similar transactions in the U.S. and may not involve clearing mechanisms or guarantees similar to those available in the U.S. The value of a futures contract or option traded on a foreign exchange may be adversely affected by the imposition of different exercise and settlement terms, trading procedures, margin requirements and lesser trading volume.

Restrictions on the Use of Futures Contracts and Options

The fund may enter into futures contracts, options or options on futures contracts as permitted under the Commodity Futures Trading Commission rules. The fund has claimed exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. To the extent required by law, the fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Loans of Portfolio Securities

In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund’s total assets valued at market, however, this limitation does not apply to purchases of debt securities in accordance with the fund’s investment objectives, policies and limitations, or to repurchase agreements with respect to portfolio securities.

Cash received from the borrower as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. If a borrower defaults on a securities loan because of insolvency or other reasons, the lending fund could experience delays or costs in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral, the fund could suffer a loss. To minimize the risk of default on securities loans, the advisor adheres to guidelines prescribed by the Board of Trustees governing lending of securities. These guidelines strictly govern:

•	the type and amount of collateral that must be received by the fund;
•	the circumstances under which additions to that collateral must be made by borrowers;
•	the return to be received by the fund on the loaned securities;
•	the limitations on the percentage of fund assets on loan; and
•	the credit standards applied in evaluating potential borrowers of portfolio securities.

In addition, the guidelines require that the fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.

Mortgage-Related Securities

To the extent permitted by its investment objective, the fund may invest in mortgage-related securities.

Background

A mortgage-backed security represents an ownership interest in a pool of mortgage loans. The loans are made by financial institutions to finance home and other real estate purchases. As the loans are repaid, investors receive payments of both interest and principal.

Like fixed-income securities, mortgage-backed securities pay a stated rate of interest during the life of the security. However, unlike a bond, which returns principal to the investor in one lump sum at maturity, mortgage-backed securities return principal to the investor in increments during the life of the security.

Because the timing and speed of principal repayments vary, the cash flow on mortgage-backed securities is irregular. If mortgage holders sell their homes, refinance their loans, prepay their mortgages or default on their loans, the principal is distributed pro rata to investors.

As with other fixed-income securities, the prices of mortgage-backed securities fluctuate in response to changing interest rates; when interest rates fall, the prices of mortgage-backed securities rise, and vice versa. Changing interest rates have additional significance for mortgage-backed securities investors, however, because they influence prepayment rates (the rates at which mortgage holders prepay their mortgages), which in turn affect the yields on mortgage-backed securities. When interest rates decline, prepayment rates generally increase. Mortgage holders take advantage of the opportunity to refinance their mortgages at lower rates with lower monthly payments. When interest rates rise, mortgage holders are less inclined to refinance their mortgages. The effect of prepayment activity on yield depends on whether the mortgage-backed security was purchased at a premium or at a discount.

The fund may receive principal sooner than it expected because of accelerated prepayments. Under these circumstances, the fund might have to reinvest returned principal at rates lower than it would have earned if principal payments were made on schedule. Conversely, a mortgage-backed security may exceed its anticipated life if prepayment rates decelerate unexpectedly. Under these circumstances, the fund might miss an opportunity to earn interest at higher prevailing rates.

The fund may invest in covered bonds or covered mortgages. Covered bonds are securities issued by a bank and backed by a dedicated group of loans known as a cover pool.

Collateralized Mortgage Obligations (CMOs)

A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. In structuring a CMO, an issuer distributes cash flow from the underlying collateral over a series of classes called tranches. Each CMO is a set of two or more tranches, with average lives and cash flow patterns designed to meet specific investment objectives. The average life expectancies of the different tranches in a four-part deal, for example, might be two, five, seven and 20 years.

As payments on the underlying mortgage loans are collected, the CMO issuer pays the coupon rate of interest to the bondholders in each tranche. At the outset, scheduled and unscheduled principal payments go to investors in the first tranches. Investors in later tranches do not begin receiving principal payments until the prior tranches are paid off. This basic type of CMO is known as a sequential pay or plain vanilla CMO.

Some CMOs are structured so that the prepayment or market risks are transferred from one tranche to another. Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.

The final tranche of a CMO often takes the form of a Z-bond, also known as an accrual bond or accretion bond. Holders of these securities receive no cash until the earlier tranches are paid in full. During the period that the other tranches are outstanding, periodic interest payments are added to the initial face amount of the Z-bond but are not paid to investors. When the prior tranches are retired, the Z-bond receives coupon payments on its higher principal balance plus any principal prepayments from the underlying mortgage loans. The existence of a Z-bond tranche helps stabilize cash flow patterns in the other tranches. In a changing interest rate environment, however, the value of the Z-bond tends to be more volatile.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under various prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

The existence of a PAC or TAC tranche can create higher levels of risk for other tranches in the CMO because the stability of the PAC or TAC tranche is achieved by creating at least one other tranche — known as a companion bond, support or non-PAC bond — that absorbs the variability of principal cash flows. Because companion bonds have a high degree of average life variability, they generally pay a higher yield. A TAC bond can have some of the prepayment variability of a companion bond if there is also a PAC bond in the CMO issue.

Floating-rate CMO tranches (floaters) pay a variable rate of interest. Institutional investors with short-term liabilities, such as commercial banks, often find floating-rate CMOs attractive investments. Super floaters and inverse floaters are variations on the floater structure that have highly variable cash flows.

Commercial Mortgage-Backed Securities (CMBS)

CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, and the like. Interest and principal payments from these loans are passed on to the investor according to a particular schedule of payments. The credit quality of CMBS depends primarily on the quality of the underlying loans and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and those of the underlying assets. Examples include classes having characteristics such as floating interest rates or scheduled amortization of principal. Rating agencies rate the individual classes of the deal based on the degree of seniority or subordination of a particular class and other factors. The value of these securities may change because of actual or perceived changes in the creditworthiness of individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate and other factors.

CMBS may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (IO), and all of the principal is distributed to holders of another type of security known as a principal-only security (PO). The fund is permitted to invest in IO classes of CMBS. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The cash flows and yields on IO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the cases of IOs, prepayments affect the amount of cash flows provided to the investor. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. However, because commercial mortgages are often locked out from prepayment, or have high prepayment penalties or a defeasance mechanism, the prepayment risk associated with a CMBS IO class is generally less than that of a residential IO.

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (ARMs) have interest rates that reset at periodic intervals. Acquiring ARMs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Other Investment Companies

The fund may invest in other investment companies, such as closed-end investment companies, unit investment trusts, exchange-traded funds (ETFs) and other open-end investment companies, provided that the investment is consistent with the fund’s investment policies and restrictions. Under the Investment Company Act, a fund’s investment in such securities, subject to certain exceptions, currently is limited to

•	3% of the total voting stock of any one investment company
•	5% of the fund’s total assets with respect to any one investment company and
•	10% of the fund’s total assets in the aggregate.

A fund’s investments in other investment companies may include money market funds managed by the advisor. Investments in money market funds are not subject to the percentage limitations set forth above.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that the fund bears directly in connection with its own operations.

ETFs, such as Standard & Poor’s Depositary Receipts (SPDRs) and the Barclays Aggregate Bond ETF, are types of funds bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile and the market price for the ETF may be higher than or lower than the ETF's net asset value. Additionally, ETFs have management fees, which increase their cost.

Repurchase Agreements

The fund may invest in repurchase agreements when they present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the fund.

A repurchase agreement occurs hen, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund’s money is invested in the security.

Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund’s risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

The fund will limit repurchase agreement transactions to securities issued by the U.S. government and its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the fund’s advisor.

Repurchase agreements maturing in more than seven days would count toward the fund’s 15% limit on illiquid securities.

Short-Term Securities

In order to meet anticipated redemptions, anticipated purchases of additional securities for the fund’s portfolio, or, in some cases, for temporary defensive purposes, the fund may invest a portion of its assets in money market and other short-term securities.

Examples of those securities include:

•	Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
•	Commercial Paper;
•	Certificates of Deposit and Euro Dollar Certificates of Deposit;
•	Bankers’ Acceptances;
•	Short-term notes, bonds, debentures or other debt instruments;
•	Repurchase agreements; and
•	Money market funds.

Swap Agreements

The fund may invest in swap agreements, consistent with its investment objective and strategies. The fund may enter into a swap agreement in order to, for example, attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include, for example, interest rate swaps, under which fixed- or floating-rate interest payments on a specific principal amount are exchanged and total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset (usually an index [including inflation indexes], stock, bond or defined portfolio of loans and mortgages) in exchange for fee payments, often a variable stream of cash flows based on LIBOR. The fund may enter into credit default swap agreements to hedge an existing position by purchasing or selling credit protection. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event(s). The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market.

Whether the fund’s use of swap agreements will be successful depends on the advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the fund by the Internal Revenue Code may limit the fund’s ability to use swap agreements. The swaps market is an evolving market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. Government Securities

The fund may invest in U.S. government securities including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government.

Some U.S. government securities are supported by the direct full faith and credit of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association (FNMA), are supported by the discretionary authority of the U.S. government to purchase the agencies’ obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

When-Issued and Forward Commitment Agreements

The fund may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date.

For example, a fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as dollar-rolls, buy/sell back transactions, cash and carry, or financing transactions. For example, a broker-dealer may seek to purchase a particular security that a fund owns. The fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of the security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its record in an amount sufficient to meet the purchase price. To the extent a fund remains fully invested or almost fully invested at the same time it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund’s payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Investment Policies

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the policies described below apply at the time the fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the fund’s assets will not be considered in determining whether it has complied with its investment policies.

Fundamental Investment Policies

The fund’s fundamental investment policies are set forth below. These investment policies, a fund’s investment objective set forth in its prospectus, and a fund's status as diversified may not be changed without approval of a majority of the outstanding votes of shareholders of the fund, as determined in accordance with the Investment Company Act.

Subject	Policy
Senior Securities	The fund may not issue senior securities, except as permitted under the Investment Company Act.
Borrowing
The fund may not borrow money, except that the fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

Lending
The fund may not lend any security or make any other loan if, as a result, more than 33⅓% of the fund’s total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

Concentration
The fund may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Underwriting
The fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Control	The fund may not invest for purposes of exercising control over management.

For purposes of the investment policies relating to lending and borrowing, the fund has received an exemptive order from the SEC regarding an interfund lending program. Under the terms of the exemptive order, the fund may borrow money from or lend money to other American Century Investments-advised funds that permit such transactions. All such transactions will be subject to the limits for borrowing and lending set forth above. The fund will borrow money through the program only when the costs are equal to or lower than the costs of short-term bank loans. Interfund loans and borrowings normally extend only overnight but can have a maximum duration of seven days. The fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

For purposes of the investment policy relating to concentration, the fund shall not purchase any securities that would cause 25% or more of the value of the fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that

(a)
there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such obligations,

(b)	wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents,
(c)	utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry, and
(d)	personal credit and business credit businesses will be considered separate industries.

Nonfundamental Investment Policies

In addition, the fund is subject to the following investment policies that are not fundamental and may be changed by the Board of Trustees.

Subject	Policy
Leveraging	The fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.
Liquidity
The fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

Short Sales
The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin
The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Futures and Options
The fund may enter into futures contracts and write and buy put and call options relating to futures contracts. A fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more than the notional value of the investment.

Issuers with Limited Operating Histories
A fund may invest a portion of its assets in the securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

The Investment Company Act imposes certain additional restrictions upon the fund’s ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as defined by the Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the fund or its investment practices or policies.

Temporary Defensive Measures

For temporary defensive purposes, the fund may invest in securities that may not fit its investment objective or its stated market. During a temporary defensive period, the fund may direct its assets to the following investment vehicles:

•	interest-bearing bank accounts or Certificates of Deposit;
•	U.S. government securities and repurchase agreements collateralized by U.S. government securities; and
•	money market funds.

To the extent the fund assumes a defensive position, it will not be pursuing its investment objective.

Portfolio Turnover

The portfolio turnover rate of the fund for its most recent fiscal year is included in the Fund Summary section of the fund prospectus. The portfolio turnover rate for the fund's last five fiscal years or periods (if not full year) is shown in the Financial Highlights table in the prospectus.

The portfolio manager will sell securities without regard to the length of time the security has been held. Accordingly, the fund’s rate of portfolio turnover may be substantial.

The portfolio managers intend to purchase a particular security whenever they believe it will contribute to the stated objective of the fund. In order to achieve the fund’s investment objective, the portfolio managers may sell a given security, regardless of the length of time it has been held in the portfolio, and, regardless of the gain or loss realized on the sale. The managers may sell a portfolio security if they believe that the security is not fulfilling its purpose because, among other things, it did not live up to the managers’ expectations, because it may be replaced with another security holding greater promise, because it has reached its optimum potential, because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

Because investment decisions are based on a particular security’s anticipated contribution to the fund’s objectives, the managers believe that the rate of portfolio turnover is irrelevant when they determine that a change is required to pursue the fund’s investment objective. As a result, the fund’s annual portfolio turnover rate cannot be anticipated and may be higher than other mutual funds with similar investment objectives. Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, since short-term capital gains are taxable as ordinary income.

Because the managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of maintaining any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.

Variations in a fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption activity, varying market conditions, and/or changes in the manager’s investment outlook.

Disclosure of Portfolio Holdings

The advisor (ACIM) has adopted policies and procedures with respect to the disclosure of fund portfolio holdings and characteristics, which are described below.

Distribution to the Public

Full portfolio holdings for each fund will be made available for distribution 30 days after the end of each calendar quarter, and will be posted on americancentury.com at approximately the same time. This disclosure is in addition to the portfolio disclosure in annual and semi-annual shareholder reports, and on Form N-Q, which disclosures are filed with the Securities and Exchange Commission within 60 days of each fiscal quarter end and also posted on americancentury.com at the time the filings are made.

Top 10 holdings for each fund will be made available for distribution 30 days after the end of each month, and will be posted on americancentury.com at approximately the same time.

Portfolio characteristics that are derived from portfolio holdings but do not identify any specific security will be made available for distribution 15 days after the end of the period to which such data relates. Characteristics that identify any specific security will be made available 30 days after the end of the period to which such data relates. Characteristics in both categories will generally be posted on americancentury.com at approximately the time they are made available for distribution. Data derived from portfolio returns and any other characteristics not deemed confidential will be available for distribution at any time. The advisor may make determinations of confidentiality on a fund-by-fund basis, and may add or delete characteristics to or from those considered confidential at any time.

Any American Century Investments fund that sells securities short as an investment strategy will disclose full portfolio holdings only in annual and semi-annual shareholder reports and on form N-Q. These funds will make long holdings available for distribution 30 days after the end of each calendar quarter, but the funds will keep short holdings confidential. Top 10 long holdings and portfolio characteristics will be made available for distribution in accordance with the policies set forth above.

So long as portfolio holdings are disclosed in accordance with the above parameters, the advisor makes no distinction among different categories of recipients, such as individual investors, institutional investors, intermediaries that distribute the fund’s shares, third-party service providers, rating and ranking organizations, and fund affiliates. Because this information is publicly available and widely disseminated, the advisor places no conditions or restrictions on, and does not monitor, its use. Nor does the advisor require special authorization for its disclosure.

Accelerated Disclosure

The advisor recognizes that certain parties, in addition to the advisor and its affiliates, may have legitimate needs for information about portfolio holdings and characteristics prior to the times prescribed above. Such accelerated disclosure is permitted under the circumstances described below.

Ongoing Arrangements

Certain parties, such as investment consultants who provide regular analysis of fund portfolios for their clients and intermediaries who pass through information to fund shareholders, may have legitimate needs for accelerated disclosure. These needs may include, for example, the preparation of reports for customers who invest in the funds, the creation of analyses of fund characteristics for intermediary or consultant clients, the reformatting of data for distribution to the intermediary’s or consultant’s clients, and the review of fund performance for ERISA fiduciary purposes.

In such cases, accelerated disclosure is permitted if the service provider enters an appropriate non-disclosure agreement with the fund’s distributor in which it agrees to treat the information confidentially until the public distribution date and represents that the information will be used only for the legitimate services provided to its clients (i.e., not for trading). Non-disclosure agreements require the approval of an attorney in the advisor’s legal department. The advisor’s compliance department receives quarterly reports detailing which clients received accelerated disclosure, what they received, when they received it and the purposes of such disclosure. Compliance personnel are required to confirm that an appropriate non-disclosure agreement has been obtained from each recipient identified in the reports.

Those parties who have entered into non-disclosure agreements as of October 11, 2011 are as follows:

•	American Fidelity Assurance Co.
•	Ameritas Life Insurance Corporation
•	Annuity Investors Life Insurance Company
•	Asset Services Company L.L.C.
•	AUL/American United Life Insurance Company
•	Bell Globemedia Publishing
•	Bellwether Consulting, LLC
•	Bidart & Ross
•	Callan Associates, Inc.
•	Calvert Asset Management Company, Inc.
•	Cambridge Financial Services, Inc.
•	Capital Cities, LLC
•	Charles Schwab & Co., Inc.
•	Cleary Gull Inc.
•	Commerce Bank, N.A.
•	Connecticut General Life Insurance Company
•	Consulting Services Group, LLC
•	Curcio Webb LLC
•	Defined Contribution Advisors, Inc.
•	DWS Investments Distributors, Inc.
•	EquiTrust Life Insurance Company
•	Evaluation Associates, LLC
•	Evergreen Investment Management Company, LLC
•	Farm Bureau Life Insurance Company
•	First MetLife Investors Insurance Company
•	Fund Evaluation Group, LLC
•	The Guardian Life Insurance & Annuity Company, Inc.
•	Hammond Associates, Inc.
•	Hewitt Associates LLC
•	ICMA Retirement Corporation
•	ING Insurance Company of America
•	Iron Capital Advisors
•	J.P. Morgan Retirement Plan Services LLC
•	Jefferson National Life Insurance Company
•	John Hancock Financial Services, Inc.
•	Kansas City Life Insurance Company
•	Kmotion, Inc.
•	Liberty Life Insurance Company
•	The Lincoln National Life Insurance Company
•	Lipper Inc.
•	Marquette Associates
•	Massachusetts Mutual Life Insurance Company
•	Merrill Lynch
•	MetLife Investors Insurance Company
•	MetLife Investors Insurance Company of California
•	Midland National Life Insurance Company

•	Minnesota Life Insurance Company
•	Modern Woodmen of America
•	Morgan Keegan & Co., Inc.
•	Morgan Stanley Smith Barney LLC
•	Morningstar Associates LLC
•	Morningstar Investment Services, Inc.
•	National Life Insurance Company
•	Nationwide Financial
•	New England Pension Consultants
•	The Newport Group
•	Northwestern Mutual Life Insurance Co.
•	NYLIFE Distributors, LLC
•	Principal Life Insurance Company
•	Prudential Financial
•	RidgeWorth Capital Management, Inc.
•	Rocaton Investment Advisors, LLC
•	RogersCasey, Inc.
•	S&P Financial Communications
•	Security Benefit Life Insurance Co.
•	Slocum
•	SunTrust Bank
•	Symetra Life Insurance Company
•	Union Bank of California, N.A.
•	The Union Central Life Insurance Company
•	Valic Financial Advisors Inc.
•	VALIC Retirement Services Company
•	Vestek Systems, Inc.
•	Wells Fargo Bank, N.A.

Once a party has executed a non-disclosure agreement, it may receive any or all of the following data for funds in which its clients have investments or are actively considering investment:

(1)	Full holdings quarterly as soon as reasonably available;
(2)	Full holdings monthly as soon as reasonably available;
(3)	Top 10 holdings monthly as soon as reasonably available; and
(4)	Portfolio characteristics monthly as soon as reasonably available.

The types, frequency and timing of disclosure to such parties vary. In most situations, the information provided pursuant to a non-disclosure agreement is limited to certain portfolio characteristics and/or top 10 holdings, which information is provided on a monthly basis. In limited situations, and when approved by a member of the legal department and responsible chief investment officer, full holdings may be provided.

Single Event Requests

In certain circumstances, the advisor may provide fund holding information on an accelerated basis outside of an ongoing arrangement with manager-level or higher authorization. For example, from time to time the advisor may receive requests for proposals (RFPs) from consultants or potential clients that request information about a fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where the advisor has reason to believe that the data will be used only for legitimate purposes and not for trading.

In addition, the advisor occasionally may work with a transition manager to move a large account into or out of a fund. To reduce the impact to the fund, such transactions may be conducted on an in-kind basis using shares of portfolio securities rather than cash. The advisor may provide accelerated holdings disclosure to the transition manager with little or no lag time to facilitate such transactions, but only if the transition manager enters into an appropriate non-disclosure agreement.

Service Providers

Various service providers to the fund and the fund’s advisor must have access to some or all of the fund’s portfolio holdings information on an accelerated basis from time to time in the ordinary course of providing services to the funds. These service providers include the fund’s custodian (daily, with no lag), auditors (as needed) and brokers involved in the execution of fund trades (as needed). Additional information about these service providers and their relationships with the fund and the advisor are provided elsewhere in this statement of additional information. In addition, the fund's investment advisor may use analytical systems provided by third party data aggregators who have access to the fund's portfolio holdings daily, with no lag. These data aggregators enter into non-disclosure agreements after authorization by an appropriate officer of the advisor.

Additional Safeguards

The advisor’s policies and procedures include a number of safeguards designed to control disclosure of portfolio holdings and characteristics so that such disclosure is consistent with the best interests of fund shareholders. First, the frequency with which this information is disclosed to the public, and the length of time between the date of the information and the date on which the information is disclosed, are selected to minimize the possibility of a third party improperly benefiting from fund investment decisions to the detriment of fund shareholders. Second, distribution of portfolio holdings information, including compliance with the advisor’s policies and the resolution of any potential conflicts that may arise, is monitored quarterly. Finally, the fund’s Board of Trustees exercises oversight of disclosure of the fund’s portfolio securities. The board has received and reviewed a summary of the advisor’s policy and is informed on a quarterly basis of any changes to or violations of such policy detected during the prior quarter.

Neither the advisor nor the funds receive any compensation from any party for the distribution of portfolio holdings information.

The advisor reserves the right to change its policies and procedures with respect to the distribution of portfolio holdings information at any time. There is no guarantee that these policies and procedures will protect the funds from the potential misuse of holdings information by individuals or firms in possession of such information.

Management

Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	41	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	41	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

Qualifications of Trustees

Generally, no one factor was decisive in the selection of the trustees to the board. Qualifications considered by the board to be important to the selection and retention of trustees include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the board; (v) the individual’s ability to work effectively with the other members of the board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective trustee. In addition, the individuals’ ability to review and critically evaluate information, their ability to evaluate fund service providers, their ability to exercise good business judgment on behalf of fund shareholders, their prior service on the board, and their familiarity with the funds are considered important assets.

While the board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for trustee. The board generally considers the manner in which each trustee's professional experience, background, skills, and other individual attributes will contribute to the effectiveness of the board. Additional information about each trustee's individual educational and professional experience (supplementing the information provided in the table above) follows.

Tanya S. Beder: BA, Yale University; MBA, Harvard University; formerly Managing Director and Head of Strategic Quantitative Investment Division, Caxton Associates LLC; formerly President and Co-Founder, Capital Market Risk Advisors Inc.; formerly Founder and Chief Executive Officer, SB Consulting Corp.

Jeremy I. Bulow: BA, MA, Yale University; PhD, Massachusetts Institute of Technology; formerly Director, Bureau of Economics, Federal Trade Commission

John Freidenrich: AB in Economics, Stanford University; LLB, Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson: BA, Washington University; JD, Yale Law School; formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

Frederick L.A. Grauer: BA in Economics, University of British Columbia; MA in Economics, University of Chicago; PhD in Business, Stanford University; formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President, Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange, Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member, Graduate School of Business, Columbia University and Alfred P. Sloan School of Management, Massachusetts Institute of Technology

Peter F. Pervere: Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly, Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.; formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes: BA in Economics, McMaster University (Ontario); MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

John B. Shoven: BA in Physics, University of California; PhD in Economics, Yale University; Director of the Stanford Institute for Economic Policy Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Jonathan S. Thomas: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Responsibilities of the Board

The board is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. Trustees also have significant responsibilities under the federal securities laws. Among other things, they:

•	oversee the performance of the fund;
•	oversee the quality of the advisory and shareholder services provided by the advisor;
•	review annually the fees paid to the advisor for its services;
•	monitor potential conflicts of interest between the fund and the advisor;
•	oversee custody of assets and the valuation of securities; and
•	oversee the fund’ s compliance program.

In performing their duties, board members receive detailed information about the fund and the advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The trustees’ role is to provide oversight and not to provide day-to-day management.

The board has all powers necessary or convenient to carry out its responsibilities. Consequently, the board may adopt bylaws providing for the regulation and management of the affairs of the fund and may amend and repeal them to the extent that such bylaws do not reserve that right to the fund’s shareholders. They may increase or reduce the number of board members and may, subject to the Investment Company Act, fill board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees consisting of two or more trustees who may exercise the powers and authority of the board as determined by the trustees. They may, in general, delegate such authority as they consider desirable to any officer of the fund, to any board committee and to any agent or employee of the fund or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a fund.

To communicate with the board, or a member of the board, a shareholder should send a written communication addressed to the board or member of the board to the attention of the Corporate Secretary at the following address: P.O. Box 418210, Kansas City, Missouri 64141-9210. Shareholders who prefer to communicate by email may send their comments to corporatesecretary@americancentury.com. All shareholder communications received will be forwarded to the board or to the independent chairman of such board.

Board Leadership Structure and Standing Board Committees

Ronald J. Gilson currently serves as the independent chairman of the board and has served in such capacity since 1995. Of the board’s members, Jonathan S. Thomas is the only member who is an “interested person” as that term is defined in the Investment Company Act. The remaining members are independent trustees. The independent trustees meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the fund’s Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent trustee may serve as an officer or employee of a fund. The board has also established several committees, as described below. Each committee is comprised solely of independent trustees. The board believes that the current leadership structure, with independent trustees filling all but one position on the board, with an independent trustee serving as chairman of the board and with the board committees comprised only of independent trustees, is appropriate and allows for independent oversight of the fund.

The board has an Audit and Compliance Committee that approves the fund’s engagement of the independent registered public accounting firm and recommends approval of such engagement to the independent trustees. The committee also oversees the activities of the accounting firm, receives regular reports regarding fund accounting, oversees securities valuation (approving the fund’s or the trust’s valuation policy and receiving reports regarding instances of fair valuation thereunder), and receives regular reports from the advisor’s internal audit department. The committee also reviews the results of the fund’s compliance testing program, meets regularly with the fund’s Chief Compliance Officer, and monitors implementation of the fund’s Code of Ethics. The committee currently consists of Peter F. Pervere (chair), Tanya S. Beder and Ronald J. Gilson. It met four times during the fiscal year ended June 30, 2011.

The board also has a Portfolio Committee that meets quarterly to review the investment activities and strategies used to manage the fund’s assets and monitor investment performance. The committee regularly receives reports from the advisor’s Chief Investment Officer, portfolio managers, credit analysts and other investment personnel concerning the fund’s investments. The committee also receives information regarding fund trading activities and monitors derivative usage. It currently consists of Myron S. Scholes (chair), Jeremy I Bulow, John Freidenrich and Frederick L.A. Grauer. The committee met four times during the fiscal year ended June 30, 2011.

The Quality of Service Committee reviews the level and quality of transfer agent and administrative services provided to the fund and its shareholders. It receives and reviews reports comparing those services to those of fund competitors and seeks to improve such services where feasible and appropriate. The committee currently consists of John B. Shoven (chair), Peter F. Pervere and Ronald J. Gilson. It met four times during the fiscal year ended June 30, 2011.

The Risk Management Oversight Committee coordinates the board’s oversight of the fund’s risk management processes and monitors the systems, practices and procedures the advisor uses to manage the fund’s  risks. It also makes recommendations to the board regarding the allocation of risk oversight activities among the board’s committees. The committee currently consists of Tanya S. Beder (chair), Ronald J. Gilson, Frederick L.A. Grauer and Myron S. Scholes. It met two times during the fiscal year ended June 30, 2011.

Finally, the board has a Corporate Governance Committee that is responsible for reviewing board procedures and committee structures. The committee also considers and recommends individuals for nomination as trustees. The names of potential trustee candidates may be drawn from a number of sources, including recommendations from members of the board, the advisor (in the case of interested trustees only), shareholders and third party search firms. The committee seeks to identify and recruit the best available candidates and will evaluate qualified shareholder nominees on the same basis as those identified through other sources. The committee does not have a charter. Although not written, the fund has a policy of considering all candidates recommended in writing by shareholders. Shareholders may submit trustee nominations in writing to the Corporate Secretary, P.O. Box 418210, Kansas City, Missouri 64141-9210, or by email to corporatesecretary@americancentury.com. The nomination should include the following information:

•	Shareholder’s name, the fund name, number of fund shares owned and length of period held;
•	Name, age and address of the candidate;
•
A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•
Any other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of trustees in an election contest pursuant to Regulation 14A under the Securities Exchange Act of 1934;

•	A supporting statement that (i) describes the candidate’s reasons for seeking election to the board and (ii) documents his/her qualifications to serve as a trustee; and
•	A signed statement from the candidate confirming his/her willingness to serve on the board.

The Corporate Governance Committee also may recommend the creation of new committees, evaluate the membership structure of new and existing committees, consider the frequency and duration of board and committee meetings and otherwise evaluate the responsibilities, processes, resources, performance and compensation of the board. It currently consists of John Freidenrich (chair), Ronald J. Gilson, and John B. Shoven. The committee met five times during the fiscal year ended June 30, 2011.

Risk Oversight by the Board

As previously disclosed, the board oversees the advisor’s management of the fund and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the fund is one component of the board’s oversight and is undertaken in connection with the duties of the board. As described in the previous section, the board’s committees, including the Risk Management Oversight Committee, assist the board in overseeing various types of risks relating to the fund. The board receives regular reports from each committee regarding the committee’s areas of oversight responsibility and, through those reports and its regular interactions with management of the advisor during and between meetings, analyzes, evaluates, and provides feedback on the advisor’s risk management processes. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor’s enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board, or that the advisor’s risk management systems and strategies, and the board’s oversight thereof, will mitigate all elements of risk, or even all elements of material risk, to the fund.

Board Compensation

Each independent trustee receives compensation for service as a member of the board, based on a schedule that takes into account the number of meetings attended and the assets of the funds for which the meetings are held. None of the interested trustees or officers of the fund receive compensation from the fund. Under the terms of each management agreement with the advisor, the fund is responsible for paying such fees and expenses. For the fiscal year ended June 30, 2011, the fund and the American Century family of funds paid the independent trustees the amounts shown in the following table. Because Jeremy I. Bulow was not a trustee as of June 30, 2011, he is not included in the table.

Name of Trustee	Total Compensation from the Fund(1)	Total Compensation from the American Century Investments Family of Funds(2)
Tanya S. Beder	$3,676	$94,000
John Freidenrich	$6,959	$170,022
Ronald J. Gilson	$11,097	$270,786
Frederick L.A. Grauer	$6,552	$160,522
Peter F. Pervere	$7,093	$173,026
Myron S. Scholes	$6,731	$164,524
John B. Shoven	$6,742	$164,524

1
Includes compensation paid to the trustees for fiscal year ended June 30, 2011, and also includes amounts deferred at the election of the trustees under the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan.

2
Includes compensation paid by the investment companies of the American Century Investments family of funds served by this board. The total amount of deferred compensation included in the table is as follows: Ms. Beder, $75,200; Mr. Gilson, $270,786; and Mr. Pervere, $8,651.

None of the funds currently provides any pension or retirement benefits to the trustees except pursuant to the American Century Mutual Funds’ Independent Directors' Deferred Compensation Plan adopted by the trust. Under the plan, the independent trustees may defer receipt of all or any part of the fees to be paid to them for serving as trustees of the fund. All deferred fees are credited to accounts established in the names of the trustees. The amounts credited to each account then increase or decrease, as the case may be, in accordance with the performance of one or more American Century funds selected by the trustee. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of funds from time to time.

No deferred fees are payable until such time as a trustee resigns, retires or otherwise ceases to be a member of the board. Trustees may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a trustee, all remaining deferred fee account balances are paid to the trustee’s beneficiary or, if none, to the trustee’s estate.

The plan is an unfunded plan and, accordingly, the fund has no obligation to segregate assets to secure or fund the deferred fees. To date, the fund has voluntarily funded their obligations. The rights of trustees to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the fund. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

Ownership of Fund Shares

The trustees owned shares in the fund as of December 31, 2010, as shown in the table below. Because Tanya S. Beder and Jeremy I. Bulow were not trustees as of December 31, 2010, they are not included in the table.

Name of Trustees
	Jonathan S. Thomas(1)	John Freidenrich	Ronald J. Gilson(1)	Frederick L.A. Grauer
Dollar Range of Equity Securities in the Fund:
International Bond	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustees in Family of Investment Companies	E	A	E	A

Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

1	This trustee owns shares of one or more registered investment companies in the American Century Investments family of funds that are not overseen by this board.

Name of Trustees
	Peter F. Pervere(1)	Myron S. Scholes(1)	John B. Shoven(1)
Dollar Range of Equity Securities in the Fund:
International Bond	A	A	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustees in Family of Investment Companies	A	E	E

Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

1	This trustee owns shares of one or more registered investment companies in the American Century Investments family of funds that are not overseen by this board.

Beneficial Ownership of Affiliates by Independent Trustees

No independent trustee or his or her immediate family members beneficially owned shares of the advisor, the principal underwriter of the fund or any other person directly or indirectly controlling, controlled by, or under common control with the advisor or the fund’s principal underwriter as of December 31, 2010.

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Code of Ethics

The fund, its investment advisor and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. They permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the fund, provided that they first obtain approval from the compliance department before making such investments.

Proxy Voting Guidelines

The advisor is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. In exercising its voting obligations, the advisor is guided by general fiduciary principles. It must act prudently, solely in the interest of the fund, and for the exclusive purpose of providing benefits to it. The advisor attempts to consider all factors of its vote that could affect the value of the investment. The fund’s Board of Trustees has approved the advisor’s proxy voting guidelines to govern the advisor’s proxy voting activities.The advisor and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting guidelines specifically address these considerations and establish a framework for the advisor’s consideration of the vote that would be appropriate for the fund. In particular, the proxy voting guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

•	Election of Directors
•	Ratification of Selection of Auditors
•	Equity-Based Compensation Plans
•	Anti-Takeover Proposals
■ Cumulative Voting
■ Staggered Boards
■ “Blank Check” Preferred Stock
■ Elimination of Preemptive Rights
■ Non-targeted Share Repurchase
■ Increase in Authorized Common Stock
■ “Supermajority” Voting Provisions or Super Voting Share Classes
■ “Fair Price” Amendments
■ Limiting the Right to Call Special Shareholder Meetings
■ Poison Pills or Shareholder Rights Plans
■ Golden Parachutes
■ Reincorporation
■ Confidential Voting
■ Opting In or Out of State Takeover Laws
•	Shareholder Proposals Involving Social, Moral or Ethical Matters
•	Anti-Greenmail Proposals
•	Changes to Indemnification Provisions
•	Non-Stock Incentive Plans
•	Director Tenure
•	Directors’ Stock Options Plans
•	Director Share Ownership

Finally, the proxy voting guidelines establish procedures for voting of proxies in cases in which the advisor may have a potential conflict of interest. Companies with which the advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century Investments votes on matters for the fund. To ensure that such a conflict of interest does not affect proxy votes cast for the fund, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent trustees of the fund.

A copy of the advisor’s proxy voting guidelines and information regarding how the advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available on the “About Us” page at americancentury.com. The advisor’s proxy voting record also is available on the SEC’s website at sec.gov.

Service Providers

The fund has no employees. To conduct its day-to-day activities, the trust has hired a number of service providers. Each service provider has a specific function to fill on behalf of the fund that is described below.

ACIM, ACS and ACIS are wholly owned, directly or indirectly, by ACC. The Stowers Institute for Medical Research (SIMR) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

Investment Advisor

American Century Investment Management, Inc. (ACIM) serves as the investment advisor for the fund. A description of the responsibilities of the advisor (ACIM) appears in the prospectus under the heading Management.

For the services provided to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. For more information about the unified management fee, see The Investment Advisor under the heading Management in the fund’s prospectus. The annual rate at which this fee is assessed is determined daily in a multi-step process. First, the trust’s fund is categorized according to the broad asset class in which it invests (e.g., money market, bond or equity), and the assets of the fund in each category are totaled (“Fund Category Assets”). Second, the assets are totaled for certain other accounts managed by the advisor (“Other Account Category Assets”). To be included, these accounts must have the same management team and investment objective as a fund in the same category with the same Board of Trustees as the trust. Together, the Fund Category Assets and the Other Account Category Assets comprise the “Investment Category Assets.” The Investment Category Fee Rate is then calculated by applying the fund’s Investment Category Fee Schedule to the Investment Category Assets and dividing the result by the Investment Category Assets.

Finally, a separate Complex Fee Schedule is applied to the assets of all of the funds in the American Century Investments family of funds (the “Complex Assets”), and the Complex Fee Rate is calculated based on the resulting total. The Investment Category Fee Rate and the Complex Fee Rate are then added to determine the Management Fee Rate payable by a class of the fund to the advisor.

For purposes of determining the assets that comprise the Fund Category Assets, Other Account Category Assets and Complex Assets, the assets of registered investment companies managed by the advisor that invest primarily in the shares of other registered investment companies shall not be included.

The schedules by which the unified management fee is determined are shown below.

Investment Category Fee Schedule for International Bond
Category Assets	Fee Rate
First $1 billion	0.6100%
Next $1 billion	0.5580%
Next $3 billion	0.5280%
Next $5 billion	0.5080%
Next $15 billion	0.4950%
Next $25 billion	0.4930%
Thereafter	0.4925%

The Complex Fee is determined according to the schedule below.

Complex Assets	Investor, A, C and R Class Fee Rate	Institutional Class Fee Rate
First $2.5 billion	0.3100%	0.1100%
Next $7.5 billion	0.3000%	0.1000%
Next $15 billion	0.2985%	0.0985%
Next $25 billion	0.2970%	0.0970%
Next $25 billion	0.2870%	0.0870%
Next $25 billion	0.2800%	0.0800%
Next $25 billion	0.2700%	0.0700%
Next $25 billion	0.2650%	0.0650%
Next $25 billion	0.2600%	0.0600%
Next $25 billion	0.2550%	0.0550%
Thereafter	0.2500%	0.0500%

On each calendar day, each class of the fund accrues a management fee that is equal to the class’s Management Fee Rate times the net assets of the class divided by 365 (366 in leap years). On the first business day of each month, the fund pays a management fee to the advisor for the previous month. The fee for the previous month is the sum of the calculated daily fees for each class of the fund during the previous month.

The management agreement between the trust and the advisor shall continue in effect for a period of two years from its effective date (unless sooner terminated in accordance with its terms) and shall continue in effect from year to year thereafter for each fund so long as such continuance is approved at least annually by:

(1)	either the fund’s Board of Trustees, or a majority of the outstanding voting securities of such fund (as defined in the Investment Company Act); and
(2)
the vote of a majority of the trustees of the fund who are not parties to the agreement, or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement states that the fund’s Board of Trustees or a majority of the outstanding voting securities of each class of such fund may terminate the management agreement at any time without payment of any penalty on 60 days’ written notice to the advisor. The management agreement shall be automatically terminated if it is assigned.

The management agreement states that the advisor shall not be liable to the fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The management agreement also provides that the advisor and its officers, trustees or directors and employees may engage in other business, render services to others, and devote time and attention to any other business whether of a similar or dissimilar nature.

Certain investments may be appropriate for the fund and also for other clients advised by the advisor. Investment decisions for the fund and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. A particular security may be bought for one client or fund on the same day it is sold for another client or fund, and a client or fund may hold a short position in a particular security at the same time another client or fund holds a long position. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. The advisor has adopted procedures designed to ensure such transactions will be allocated among clients and funds in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the fund.

The advisor may aggregate purchase and sale orders of the fund with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the fund. The Board of Trustees has approved the policy of the advisor with respect to the aggregation of portfolio transactions. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker-dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio managers at the time of trade execution and orders entered on the fixed-income order management system. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the fund and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.

Unified management fees incurred by the fund for the fiscal years ended June 30, 2011, June 30, 2010 and June 30, 2009 are indicated in the following table.

Unified Management Fees
Fund	2011	2010	2009
International Bond	$11,311,394	$13,391,148	$14,178,253

From the fund's inception to January 30, 2009, J.P. Morgan Investment Management, Inc. (JPMIM) served as the fund's subadvisor. For the fiscal years ended June 30, 2011, June 30, 2010 and June 30, 2009, the advisor paid JPMIM subadvisory fees as listed in the following table:

JPMIM Subadvisory Fees
2011	$0
2010	$0
2009(1)	$1,755,799

1	For the period July 1, 2008 to January 30, 2009.

Portfolio Manager

Accounts Managed

The portfolio managers are responsible for the day-to-day management of various accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account.

Accounts Managed (As of June 30, 2011)
		Registered Investment Companies (e.g., other American Century Investments funds and American Century Investments- subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
John A. Lovito	Number of Accounts	2	0	1
	Assets	$1.4 billion(1)	N/A	$25.4 million
Federico Garcia Zamora	Number of Accounts	2	0	1
	Assets	$1.4 billion(1)	N/A	$25.4 million
Simon Chester(2)	Number of Accounts	1	0	1
	Assets	$1.3 billion(1)	N/A	$25.5 million

1	Includes $1.3 billion in International Bond Fund.

2	This information is provided as of July 12, 2011.

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, U.S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S. fixed-income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, quantitative and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to minimize the misuse of information regarding short sales entered into on behalf of certain client accounts.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system.

Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.

Compensation

American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of June 30, 2011, it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. Fund investment performance is generally measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups, such as those indicated below. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. In 2008, American Century Investments began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods.

Fund	Benchmarks	Peer Group (1)
International Bond	Barclays Capital Global Treasury ex-U.S. Bond Index; 25% weight in Japan and 5% maximum weights in Austria, Ireland, Finland and Portugal ; minimum AA quality; FX-adjusted (investable index)	Lipper International Income Funds

1
Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable (i.e., has less peer turnover) over the long term and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century Investments mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of similarly managed portfolios. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund.

A second factor in the bonus calculation relates to the performance of a number of American Century Investments funds managed according to one of the following investment styles: U.S. growth, U.S. value, international, quantitative and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plan

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.

Ownership of Securities

The following table indicates the dollar range of securities of the fund beneficially owned by the fund’s portfolio managers as of June 30, 2011.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
John A. Lovito	D
Federico Garcia Zamora	C
Simon Chester(1)	A

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

1	This information is provided as of July 12, 2011.

Transfer Agent and Administrator

American Century Services, LLC (ACS), 4500 Main Street, Kansas City, Missouri 64111, serves as transfer agent and dividend-paying agent for the fund. It provides physical facilities, computer hardware and software and personnel, for the day-to-day administration of the fund and the advisor. The advisor pays ACS’s costs for serving as transfer agent and dividend-payment agent for the fund out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 33.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the advisor.

Sub-Administrator

The advisor has entered into an Administration Agreement with State Street Bank and Trust Company (SSB) to provide certain fund accounting, fund financial reporting, tax and treasury/tax compliance services for the fund, including striking the daily net asset value for the fund. The advisor pays SSB a monthly fee as compensation for these services that is based on the total net assets of accounts in the American Century complex serviced by SSB. ACS does pay SSB for some additional services on a per fund basis. While ACS continues to serve as the administrator of the funds, SSB provides sub-administrative services that were previously undertaken by ACS.

Distributor

The fund’s shares are distributed by American Century Investment Services, Inc. (ACIS), a registered broker-dealer. The distributor is a wholly owned subsidiary of ACC, and its principal business address is 4500 Main Street, Kansas City, Missouri 64111.

The distributor is the principal underwriter of the fund’s shares. The distributor makes a continuous, best-efforts underwriting of the fund’s shares. This means the distributor has no liability for unsold shares. The advisor pays ACIS’s costs for serving as principal underwriter of the fund’s shares out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 33. ACIS does not earn commissions for distributing the fund’s shares.

Certain financial intermediaries unaffiliated with the distributor or the fund may perform various administrative and shareholder services for their clients who are invested in the fund. These services may include assisting with fund purchases, redemptions and exchanges, distributing information about the fund and its performance, preparing and distributing client account statements, and other administrative and shareholder services that would otherwise be provided by the distributor or its affiliates. The distributor may pay fees out of its own resources to such financial intermediaries for providing these services.

Custodian Banks

State Street Bank and Trust Company (SSB), Lafayette Corporate Center, 2 Avenue de Lafayette, Boston, Massachusetts 02111 serves as custodian of the fund’s cash and securities. Foreign securities, if any, are held by foreign banks participating in a network coordinated by SSB. Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, also serves as custodian of the fund’s cash to facilitate purchases and redemptions of fund shares. The custodians take no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. The fund, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP is the independent registered public accounting firm of the fund. The address of PricewaterhouseCoopers LLP is 1100 Walnut, Suite 1300, Kansas City, Missouri 64106. As the independent registered public accounting firm of the fund, PricewaterhouseCoopers LLP provides services including:

(1)	auditing the annual financial statements and financial highlights for the fund, and
(2)	assisting and consulting in connection with SEC filings.

Brokerage Allocation

The advisor places orders for equity portfolio transactions with broker-dealers, who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. The advisor purchases and sells fixed-income securities through principal transactions, meaning the advisor normally purchases securities on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for debt securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices).

Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds’ policy is to secure the most favorable prices and execution of orders on its portfolio transactions. The advisor selects broker-dealers on their perceived ability to obtain “best execution” in effecting transactions in its clients’ portfolios. In selecting broker-dealers to effect portfolio transactions relating to equity securities, the advisor considers the full range and quality of a broker-dealer’s research and brokerage services, including, but not limited to, the following:

•	applicable commission rates and other transaction costs charged by the broker-dealer
•
value of research provided to the advisor by the broker-dealer (including economic forecasts, fundamental and technical advice on individual securities, market analysis, and advice, either directly or through publications or writings, as to the value of securities, availability of securities or of purchasers/sellers of securities)

•	timeliness of the broker-dealer's trade executions
•	efficiency and accuracy of the broker-dealer’s clearance and settlement processes
•	broker-dealer’s ability to provide data on securities executions
•	financial condition of the broker-dealer
•	the quality of the overall brokerage and customer service provided by the broker-dealer

In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields. The advisor does not consider the receipt of products or services other than brokerage or research services in selecting broker-dealers.

On an ongoing basis, the advisor seeks to determine what levels of commission rates are reasonable in the marketplace. In evaluating the reasonableness of commission rates, the advisor considers:

•	rates quoted by broker-dealers
•	the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved
•	the ability of a broker-dealer to execute large trades while minimizing market impact the complexity of a particular transaction
•	the nature and character of the markets on which a particular trade takes place
•	the level and type of business done with a particular firm over a period of time
•	the ability of a broker-dealer to provide anonymity while executing trades
•	historical commission rates
•	rates that other institutional investors are paying, based on publicly available information

The brokerage commissions paid by the funds may exceed those that another broker-dealer might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker-dealer. Research services furnished by broker-dealers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.

Pursuant to its internal allocation procedures, the advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses. On a semi-annual basis, each member of the advisor’s portfolio management team rates the quality of research and brokerage services provided by each broker-dealer that provides execution services and research to the advisor for its clients’ accounts. The resulting scores are used to rank these broker-dealers on a broker research list. In the event that the advisor has determined that best execution for a particular transaction may be obtained by more than one broker-dealer, the advisor may consider the relative positions of the broker-dealer on this list in determining the party through which to execute the transaction. Actual business received by any firm may be more or less than other broker-dealers with a similar rank. Execution-only brokers are used where deemed appropriate.

In the fiscal years ended June 30, 2011, June 30, 2010 and June 30, 2009, the brokerage commissions including, as applicable, futures commissions, of each fund are listed in the following table.

Fund	2011	2010	2009
International Bond	$21,054	$14,489	$137,999

Brokerage commissions paid by a fund may vary significantly from year to year as a result of changing asset levels throughout the year, portfolio turnover, varying market conditions, and other factors. The decrease in brokerage commissions in 2010 is due to a change in the fund management team and its investment approach, including reduced use of futures agreements.

Regular Broker-Dealers

As of the end of its most recently completed fiscal year, the fund owned no securities of its regular brokers or dealers (as defined by Rule 10b-1 under the Investment Company Act of 1940) or of their parent companies.

Information About Fund Shares

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (or funds). The fund is a series of shares issued by the trust, and shares of the fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. See Multiple Class Structure which follows. Additional funds and classes may be added without a shareholder vote.

Voting rights are not cumulative, so that investors holding more than 50% of the trust’s (all funds’) outstanding shares may be able to elect a Board of Trustees. The trust undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder’s investment. The election of trustees is determined by the votes received from all the trust’s shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.

Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund. Shares of the fund have equal voting rights.

The trust shall continue unless terminated by (1) approval of at least two-thirds of the shares of each fund entitled to vote or (2) the trustees by written notice to shareholders of each fund. Any fund may be terminated by (1) approval of at least two-thirds of the shares of that fund or (2) the trustees by written notice to shareholders of that fund.

Upon termination of the trust or a fund, as the case may be, the trust shall pay or otherwise provide for all charges, taxes, expenses and liabilities belonging to the trust or the fund. Thereafter, the trust shall reduce the remaining assets belonging to each fund (or the particular fund) to cash, shares of other securities or any combination thereof, and distribute the proceeds belonging to each fund (or the particular fund) to the shareholders of that fund ratably according to the number of shares of that fund held by each shareholder on the termination date.

Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the trust. The Declaration of Trust provides that the trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the trust and satisfy any judgment thereon. The Declaration of Trust further provides that the trust may maintain appropriate insurance (for example, fidelity, bonding and errors and omissions insurance) for the protection of the trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the trust is unable to meet its obligations.

The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each fund or class. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.

Multiple Class Structure

The Board of Trustees has adopted a multiple class plan pursuant to Rule 18f-3 adopted by the SEC. The plan is described in the fund’s prospectus. Pursuant to such plan, the fund may issue up to five classes of shares: an Investor Class, Institutional Class, A Class, C Class and R Class.

The Investor Class is made available to investors directly from American Century Investments and/or through some financial intermediaries. Investor Class shares charge a single unified management fee, without any load or commission payable to American Century Investments. Additional information regarding eligibility for Investor Class shares may be found in the fund’s prospectus. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as Investor Class shareholders. As a result, the advisor is able to charge this class a lower total management fee. The A and C Classes also are made available through financial intermediaries, for purchase by individual investors who receive advisory and personal services from the intermediary. The R Class is made available through financial intermediaries and is generally used in 401(k) and other retirement plans. The unified management fee for the A, C and R Classes is the same as for Investor Class, but the A, C and R Class shares each are subject to a separate Master Distribution and Individual Shareholder Services Plan (the A Class Plan, C Class Plan and R Class Plan, respectively and collectively, the plans) described below. The plans have been adopted by the fund’s Board of Trustees in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

Rule 12b-1

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its Board of Trustees and approved by its shareholders. Pursuant to such rule, the Board of Trustees of the fund’s A, C and R Classes have approved and entered into the A Class Plan, C Class Plan and R Class Plan, respectively. The plans are described below.

In adopting the plans, the Board of Trustees (including a majority of trustees who are not interested persons of the fund [as defined in the Investment Company Act], hereafter referred to as the independent trustees) determined that there was a reasonable likelihood that the plans would benefit the fund and the shareholders of the affected class. Some of the anticipated benefits include improved name recognition of the fund generally; and growing assets in existing funds, which helps retain and attract investment management talent, provides a better environment for improving fund performance, and can lower the total expense ratio for funds with stepped-fee schedules. Pursuant to Rule 12b-1, information about revenues and expenses under the plans is presented to the Board of Trustees quarterly. Continuance of the plans must be approved by the Board of Trustees, including a majority of the independent trustees, annually. The plans may be amended by a vote of the Board of Trustees, including a majority of the independent trustees, except that the plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent trustees or by vote of a majority of the outstanding voting securities of the affected class.

All fees paid under the plans will be made in accordance with Section 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

The Share Class Plans

As described in the prospectus, the A, C and R Class shares of the fund are made available to participants in employer-sponsored retirement plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The fund's distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the fund's shares and/or the use of the fund's shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that would otherwise be performed by the fund's transfer agent may be performed by a plan sponsor (or its agents) or by a financial intermediary for A, C and R Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the fund's shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the fund's Board of Trustees has adopted the A, C and R Class Plans. Pursuant to the plans, the following fees are paid and described further below.

Prior to October 21, 2011, the fund also offered B Class shares. However, B Class shares were converted to A Class shares and B Class shares are no longer available for the fund.

A Class

The A Class pays the fund's distributor 0.25% annually of the average daily net asset value of the A Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services and for distribution services, including past distribution services. This payment is fixed at 0.25% and is not based on expenses incurred by the distributor.

C Class

The C Class pays the fund's distributor 1.00% annually of the average daily net asset value of the fund's C Class shares, 0.25% of which is paid for certain ongoing individual shareholder and administrative services and 0.75% of which is paid for distribution services, including past distribution services. This payment is fixed at 1.00% and is not based on expenses incurred by the distributor.

R Class

The R Class pays the fund's distributor 0.50% annually of the average daily net asset value of the R Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services and for distribution services, including past distribution services. This payment is fixed at 0.50% and is not based on expenses incurred by the distributor.

During the fiscal year ended June 30, 2011, the aggregate amount of fees paid under each class plan was: A Class, $263,450; B Class, $3,178 (note: B Class shares converted to A Class shares on October 21, 2011); C Class, $72,769; and R Class, $1,105.

The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the A, C and R Class shares (and prior to their conversion, B Class shares) for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;
(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;
(c)	conducting proprietary research about investment choices and the market in general;
(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;
(e)	consolidating shareholder accounts in one place;
(f)	paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of FINRA; and
(g)	other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the fund.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of A, C and/or R Class shares (and prior to their conversion, B Class shares), which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell these shares pursuant to selling agreements;
(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of these shares;
(c)	compensating and paying expenses (including overhead and telephone expenses) of the distributor;
(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;
(e)	preparing, printing and distributing sales literature and advertising materials provided to the fund's shareholders and prospective shareholders;
(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;
(g)	providing facilities to answer questions from prospective shareholders about fund shares;
(h)	complying with federal and state securities laws pertaining to the sale of fund shares;
(i)	assisting shareholders in completing application forms and selecting dividend and other account options;
(j)	providing other reasonable assistance in connection with the distribution of fund shares;
(k)	organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;
(l)	profit on the foregoing; and
(m)
such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the fund's distributor and in accordance with Rule 12b-1 of the Investment Company Act.

Valuation of the Fund’s Securities

All classes of the fund except the A Class are offered at their net asset value, as described below. The A Class of the fund is offered at its public offering price, which is the net asset value plus the appropriate sales charge. This calculation may be expressed as a formula:

Offering Price = Net Asset Value/(1 – Sales Charge Percentage)

For example, if the net asset value of a fund’s A Class shares is $5.00, the public offering price would be $5.00/(1-4.50%) = $5.24.

The fund’s net asset value per share (NAV) is calculated as of the close of business of the New York Stock Exchange (the NYSE), each day the NYSE is open for business. The NYSE usually closes at 4 p.m. Eastern time. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the fund expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule at any time.

The fund’s NAV is calculated by adding the value of all portfolio securities and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

The advisor typically completes its trading on behalf of the fund in various markets before the NYSE closes for the day. Foreign currency exchange rates also are determined prior to the close of the NYSE. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued as determined in accordance with procedures adopted by the Board of Trustees.

Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus an amortized discount or premium, unless the trustees determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith using methods approved by the Board of Trustees.

The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the NYSE, if that is earlier. That value is then translated to dollars at the prevailing foreign exchange rate.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the NYSE is open. If an event were to occur after the value of a security was established, but before the net asset value per share was determined, that was likely to materially change the net asset value, then that security would be valued as determined in accordance with procedures adopted by the Board of Trustees.

Trading of these securities in foreign markets may not take place on every day that the NYSE is open. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the NYSE is not open and on which the fund’s net asset values are not calculated. Therefore, such calculations do not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation, and the value of the fund’s portfolios may be affected on days when shares of the fund may not be purchased or redeemed.

Taxes

Federal Income Tax

The fund intends to qualify annually as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). RICs are not subject to federal and state income taxes. To qualify as a RIC a fund must, among other requirements, distribute substantially all of its net investment income and net realized capital gains (if any) to investors. If a fund loses its RIC status, it becomes liable for taxes, significantly reducing its distributions to investors and eliminating investors’ ability to treat distributions received from the fund in the same manner in which they were realized by the fund. However, the Regulated Investment Company Modernization Act of 2010, under certain circumstances, allows funds to cure deficiencies that would otherwise result in the loss of RIC status.

To qualify as a regulated investment company, the fund must meet certain requirements of the Code, among which are requirements relating to sources of its income and diversification of its assets. The fund is also required to distribute 90% of its investment company taxable income each year. Additionally, the fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) to avoid the nondeductible 4% federal excise tax on any undistributed amounts.

Certain bonds purchased by the fund may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash is actually received by the fund until the maturity of the bond, original issue discount is treated for federal income tax purposes as income earned by the fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by the fund generally is determined on the basis of a constant yield to maturity that takes into account the semiannual compounding of accrued interest. In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in tax years to which it is attributable or if the amount is considered de minimis). Generally, market discount accrues on a daily basis for each day the bond is held by the fund on a constant yield to maturity basis. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition generally will be treated as a short-term capital gain.

If fund shares are purchased through taxable accounts, distributions either of cash or additional shares of net investment income and net short-term capital gains are taxable to you as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of a fund, in which case such distributions are taxed at the long-term capital gains tax rates. Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period. The required holding period for qualified dividend income is met if the underlying shares are held more than 60 days in the 121-day period beginning 60 days prior to the ex-dividend date. Dividends received by the fund on shares of stock of domestic corporations may qualify for the 70% dividends received deduction available to corporate shareholders to the extent that the fund held those shares for more than 45 days.

Distributions from gains on assets held by the fund longer than 12 months are taxable as long-term gains regardless of the length of time you have held your shares in the fund. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividends you received on those shares.

Dividends and interest received by the fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Any foreign taxes paid by the fund will reduce its dividends distributions to investors.

If more than 50% of the value of the fund’s total assets at the end of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for you to utilize the foreign tax credit, you must have held your shares for 16 days or more during the 31-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit that is ineligible as a result of the fund not meeting the holding period requirement will be deducted in computing net investment income.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, defer fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were sold), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for relief from income and excise taxes, respectively. The fund will monitor its transactions and may make such tax elections as fund management deems appropriate with respect to foreign currency, options, futures contracts or forward contracts. The fund’s status as a regulated investment company may limit its transactions involving foreign currency, futures, options and forward contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies, certain forward currency contracts, or other instruments, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security, contract, or other instrument is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the fund’s investment company taxable income distributed to shareholders as ordinary income.

As of June 30, 2011, the fund had no capital loss carryovers. When a fund has a capital loss carryover, it does not make capital gains distributions until the loss has been offset or expired.

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century Investments or your financial intermediary is required by federal law to withhold and remit to the IRS the applicable federal withholding rate of reportable payments (which may include dividends, capital gains distributions and redemption proceeds). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your account application. Payments reported by us to the IRS that omit your Social Security number or tax identification number will subject us to a non-refundable penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed.

A redemption of shares of the fund (including a redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and you generally will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the “wash sale” rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

State and Local Taxes

Distributions by the fund also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received such interest directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your state.

The information above is only a summary of some of the tax considerations affecting the fund and its shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the fund is a suitable investment.

Financial Statements

The financial statements of the fund have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report for the fiscal period ended June 30, 2011, are incorporated herein by reference.

Appendix A – Principal Shareholders

As of September 30, 2011, the following shareholders owned more than 5% of the outstanding shares of a class of the fund. The table shows shares owned of record. Beneficial ownership of which American Century Investments is aware, if any, appears in a footnote to the table.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
International Bond
Investor Class
	Citigroup Global Markets Inc. New York, New York	22%
	Charles Schwab & Co. Inc. San Francisco, California	15%
	Pershing LLC Jersey City, New Jersey	9%
	National Financial Services Corp. New York, New York	8%
Institutional Class
	National Financial Services Corp. New York, New York	37%
	American Century Serv. Corp. LIVESTRONG 2015 Portfolio Kansas City, Missouri	16%
	American Century Serv. Corp. LIVESTRONG 2025 Portfolio Kansas City, Missouri	11%
	American Century Serv. Corp. LIVESTRONG 2020 Portfolio Kansas City, Missouri	8%
	American Century Serv. Corp. LIVESTRONG Income Portfolio Kansas City, Missouri	7%
A Class
	KS Postsecondary Education SP Kansas City, Missouri Includes 9.29% registered for the benefit of Schwab-Moderate Intl Bond Advisor Omnibus; 8.48% registered for the benefit of Schwab-Moderately Aggressive Intl Bond Advisor Omnibus; 6.75% registered for the benefit of Schwab-Moderately Conservative Intl Bond Advisor Omnibus; and 6.86% registered for the benefit of Schwab-Conservative Intl Bond Advisor Omnibus	35%
	American Enterprise Investment Svc Minneapolis, Minnesota	32%
B Class
	MLPF&S Jacksonville, Florida	49%
	American Enterprise Investment Svc Minneapolis, Minnesota	25%
	LPL Financial San Diego, California	10%
	MSSB C/F Collin P. Batey IRA Rollover Cupertino, California	7%

A-1

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
International Bond
C Class
	MLPF&S Jacksonville, Florida	30%
	Charles Schwab & Co. Inc. San Francisco, California	29%
R Class
	MG Trust Company Cust Denver, Colorado Includes 16.02% registered for the benefit of Cooper Safe Harbor 401K Plan, 10.66% registered for the benefit of Rich Wightman & Company Certified, 6.89% registered for the benefit of NL Technology LLC 401K Plan, 5.52% registered for the benefit of DKY Architects 401K Plan, and 5.41% registered for the benefit of August Law Group 401K PS Plan.	54%
	Frontier Trust Co FBO Crestview Mutual Water Co EE Savi Fargo, North Dakota	26%
	Alerus Financial FBO GMI Inc. 401k Plan Saint Paul, Minnesota	12%
	Pershing LLC Jersey City, New Jersey	5%

The fund is unaware of any other shareholders, beneficial or of record, who own more than 5% of any class of the fund’s outstanding shares or who own more than 25% of the voting securities of the trust. A shareholder owning beneficially more than 25% of the trust’s outstanding shares may be considered a controlling person. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. As of September 30, 2011, the officers and trustees of the fund, as a group, owned less than 1% of any class of the fund’s outstanding shares.

A-2

Appendix B – Sales Charges and Payments to Dealers

Sales Charges

The sales charges applicable to the A and C Classes of the fund are described in the prospectus for those classes in the section titled Investing Through a Financial Intermediary. Shares of the A Class are subject to an initial sales charge, which declines as the amount of the purchase increases. Additional information regarding reductions and waivers of the A Class sales charge may be found in the fund's prospectus. Prior to October 21, 2011, the fund also offered B Class shares. However, B Class shares were converted to A Class shares and B Class shares are no longer available for the fund.

Shares of the A and C Classes are subject to a contingent deferred sales charge (CDSC) upon redemption of the shares in certain circumstances. The specific charges and when they apply are described in the relevant prospectus. The CDSC may be waived for certain redemptions by some shareholders, as described in the prospectus.

An investor may terminate his relationship with an intermediary at any time. If the investor does not establish a relationship with a new intermediary and transfer any accounts to that new intermediary, such accounts may be exchanged to the Investor Class of the fund, if such class is available. The investor will be the shareholder of record of such accounts. In this situation, any applicable CDSCs will be charged when the exchange is made.

The aggregate CDSCs paid to the distributor from the A, B and C Classes in the fiscal year ended June 30, 2011, were:

A Class:	$1,575
B Class (note: B Class shares converted to A Class shares on October 21, 2011)	$749
C Class	$4,166

Payments to Dealers

The fund’s distributor expects to pay dealer commissions to the financial intermediaries who sell A and/or C Class shares of the fund at the time of such sales. Payments for A Class shares will be as follows

Purchase Amount	Dealer Commission as a % of Offering Price
< $99,999	4.00%
$100,000 - $249,999	3.00%
$250,000 - $499,999	2.00%
$500,000 - $999,999	1.75%
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $9,999,999	0.50%
> $10,000,000	0.25%

No dealer commission will be paid on purchases by employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. Payments will equal 1.00% of the purchase price of the C Class shares sold by the intermediary. The distributor will retain the 12b-1 fee paid by the C Class of funds for the first 12 months after the shares are purchased. This fee is intended in part to permit the distributor to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. Beginning with the first day of the 13th month, the distributor will make the C Class distribution and individual shareholder services fee payments described above to the financial intermediaries involved on a quarterly basis. In addition, C Class purchases, and A Class purchases greater than $1,000,000, are subject to a CDSC as described in the prospectus.

B-1

From time to time, the distributor may make additional payments to dealers, including but not limited to payment assistance for conferences and seminars, provision of sales or training programs for dealer employees and/or the public (including, in some cases, payment for travel expenses for registered representatives and other dealer employees who participate), advertising and sales campaigns about a fund or funds, and assistance in financing dealer-sponsored events. Other payments may be offered as well, and all such payments will be consistent with applicable law, including the then-current rules of the Financial Industry Regulatory Authority. Such payments will not change the price paid by investors for shares of the fund.

B-2

Appendix C – Buying and Selling Fund Shares

Information about buying, selling, exchanging and, if applicable, converting fund shares is contained in the funds’ prospectuses. The prospectuses are available to investors without charge and may be obtained by calling us.

Employer-sponsored retirement plans

Certain group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor, Institutional, A, C and R Class shares. A and C Class purchases are available at net asset value with no dealer commission paid to the financial professional, nor incur a CDSC. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

•	401(a) plans
•	pension plans
•	profit sharing plans
•	401(k) plans
•	money purchase plans
•	target benefit plans
•	Taft-Hartley multi-employer pension plans
•	SERP and “Top Hat” plans
•	ERISA trusts
•	employee benefit plans and trusts
•	employer-sponsored health plans
•	457 plans
•	KEOGH or HR(10) plans
•	employer-sponsored 403(b) plans
•	nonqualified deferred compensation plans
•	nonqualified excess benefit plans
•	nonqualified retirement plans

Traditional and Roth IRAs are not considered employer-sponsored retirement plans, and SIMPLE IRAs, SEP IRAs and SARSEPs are collectively referred to as Business IRAs. SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge.

R Class IRA Accounts established prior to August 1, 2006 may make additional purchases.

C-1

Waiver of Minimum Initial Investment Amounts — Institutional Class

American Century Investments may permit a financial intermediary to waive applicable minimum initial investment amounts per shareholder for Institutional Class shares in the following situations:

•
Broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;

•
Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;

•
Financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $100,000 initial minimum per client or $250,000 aggregated initial investment across multiple clients, where the RIA is purchasing shares through certain broker-dealers through omnibus accounts;

•	Qualified Tuition Programs under Section 529 that have entered into an agreement with the distributor;
•	Certain employer-sponsored retirement plans, as approved by American Century Investments; and
•	Certain other situations deemed appropriate by American Century Investments.

C-2

Appendix D – Explanation of Fixed-Income Securities Ratings

As described in the prospectus, the fund may invest in fixed-income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the prospectus. The following is a summary of the rating categories referenced in the prospectus.

Ratings of Corporate Debt Securities
Standard & Poor’s
AAA	This is the highest rating assigned by S&P to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
AA	Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal. It differs from the highest-rated obligations only in small degree.
A
Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB
Debt rated in this category is regarded as having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below BBB is regarded as having significant speculative characteristics.

BB
Debt rated in this category has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating also is used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B
Debt rated in this category is more vulnerable to nonpayment than obligations rated BB, but currently has the capacity to pay interest and repay principal. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to pay interest and repay principal.

CCC
Debt rated in this category is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	Debt rated in this category is currently highly vulnerable to nonpayment. This rating category is also applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C
The rating C typically is applied to debt subordinated to senior debt, and is currently highly vulnerable to nonpayment of interest and principal. This rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but debt service payments are being continued.

D
Debt rated in this category is in default. This rating is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. It also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Moody’s Investors Service, Inc.
Aaa	This is the highest rating assigned by Moody’s to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
Aa
Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal and differs from Aaa issues only in a small degree. Together with Aaa debt, it comprises what are generally known as high-grade bonds.

A
Debt rated in this category possesses many favorable investment attributes and is to be considered as upper-medium-grade debt. Although capacity to pay interest and repay principal are considered adequate, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Baa
Debt rated in this category is considered as medium-grade debt having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below Baa is regarded as having significant speculative characteristics.

Ba
Debt rated Ba has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Often the protection of interest and principal payments may be very moderate.

B
Debt rated B has a greater vulnerability to default, but currently has the capacity to meet financial commitments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied Ba or Ba3 rating.

Caa
Debt rated Caa is of poor standing, has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Caa rating is also used for debt subordinated to senior debt that is assigned an actual or implied B or B3 rating.

Ca	Debt rated in this category represent obligations that are speculative in a high degree. Such debt is often in default or has other marked shortcomings.
C	This is the lowest rating assigned by Moody’s, and debt rated C can be regarded as having extremely poor prospects of attaining investment standing.

Fitch Investors Service, Inc.
AAA
Debt rated in this category has the lowest expectation of credit risk. Capacity for timely payment of financial commitments is exceptionally strong and highly unlikely to be adversely affected by foreseeable events.

AA	Debt rated in this category has a very low expectation of credit risk. Capacity for timely payment of financial commitments is very strong and not significantly vulnerable to foreseeable events.
A
Debt rated in this category has a low expectation of credit risk. Capacity for timely payment of financial commitments is strong, but may be more vulnerable to changes in circumstances or in economic conditions than debt rated in higher categories.

BBB
Debt rated in this category currently has a low expectation of credit risk and an adequate capacity for timely payment of financial commitments. However, adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB
Debt rated in this category has a possibility of developing credit risk, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

Fitch Investors Service, Inc.
B
Debt rated in this category has significant credit risk, but a limited margin of safety remains. Financial commitments currently are being met, but capacity for continued debt service payments is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
Debt rated in these categories has a real possibility for default. Capacity for meeting financial commitments depends solely upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable; a C rating signals imminent default.

DDD, DD, D
The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in these categories have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

To provide more detailed indications of credit quality, the Standard & Poor’s ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody’s adds numerical modifiers (1, 2, 3) to designate relative standing within its major bond rating categories. Fitch also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor’s.

Commercial Paper Ratings
S&P	Moody’s	Description
A-1	Prime-1 (P-1)	This indicates that the degree of safety regarding timely payment is strong. Standard & Poor’s rates those issues determined to possess extremely strong safety characteristics as A-1+.
A-2	Prime-2 (P-2)
Capacity for timely payment on commercial paper is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.

A-3	Prime-3 (P-3)	Satisfactory capacity for timely repayment. Issues that carry this rating are somewhat more vulnerable to the adverse changes in circumstances than obligations carrying the higher designations.

Municipal Note and Variable Rate Security Ratings
S&P	Moody’s	Description
SP-1	MIG-1; VMIG-1	Notes are of the highest quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
SP-2	MIG-2; VMIG-2	Notes are of high quality with margins of protection ample, although not so large as in the preceding group.
SP-3	MIG-3; VMIG-3
Notes are of favorable quality with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

SP-4	MIG-4; VMIG-4	Notes are of adequate quality carrying specific risk but having protection and not distinctly or predominantly speculative.

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

Investment Company Act File No. 811-6441

CL-SAI-72426   1111

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

PART C      OTHER INFORMATION

Item 28.  Exhibits

(a)           (1)           Amended and Restated Agreement and Declaration of Trust, dated March 26, 2004 (filed electronically as Exhibit a to Post-Effective Amendment No. 19 to the Registration Statement of the Registrant on April 29, 2004, File No. 33-43321, and incorporated herein by reference).

(2)           Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust, dated June 14, 2004 (filed electronically as Exhibit a2 to Post-Effective Amendment No. 21 to the Registration Statement of the Registrant on July 29, 2004, File No. 33-43321, and incorporated herein by reference).

(3)           Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust, dated March 8, 2007 (filed electronically as Exhibit a3 to Post-Effective Amendment No. 25 to the Registration Statement of the Registrant on April 30, 2007, File No. 33-43321, and incorporated herein by reference).

(4)           Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust, dated August 31, 2007 (filed electronically as Exhibit a4 to Post-Effective Amendment No. 26 to the Registration Statement of the Registrant on September 27, 2007, File No. 33-43321, and incorporated herein by reference).

(5)           Amendment No. 4 to the Amended and Restated Agreement and Declaration of Trust, dated September 28, 2011, is included herein.

(b)           Amended and Restated Bylaws, dated February 18, 2010, are included herein.

(c)           Registrant hereby incorporates by reference, as though set forth fully herein, Article III, IV, V, VI and Article VIII of Registrant's Amended and Restated Agreement and Declaration of Trust, appearing as Exhibit (a) herein and Article II, Article VII, and Article IX of Registrant's Amended and Restated Bylaws, appearing as Exhibit (b) herein.

(d)           Management Agreement with American Century Investment Management, Inc., effective as of July 16, 2010 (filed electronically as Exhibit d to Post-Effective Amendment No. 30 to the Registration Statement of the Registrant on October 28, 2010, File No. 33-43321, and incorporated herein by reference).

(e)           (1)           Distribution Agreement between American Century International Bond Funds and American Century Investment Services, Inc., effective as of February 16, 2010 (filed electronically as Exhibit e1 to Post-Effective Amendment No. 30 to the Registration Statement of the Registrant on October 28, 2010, File No. 33-43321, and incorporated herein by reference).

(2)           Form of Dealer/Agency Agreement (filed electronically as Exhibit e2 to Post-Effective Amendment No. 25 to the Registration Statement of the Registrant on April 30, 2007, File No. 333-43321 and incorporated herein by reference).

(f)           Not applicable.

(g)           (1)           Master Agreement with Commerce Bank, N.A., dated January 22, 1997 (filed electronically as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration Statement of American Century Mutual Funds, Inc. on February 28, 1997, File No. 2-14213, and incorporated herein by reference).

(2)           Master Custodian Agreement with State Street Bank and Trust Company, made as of July 29, 2011 (filed electronically as Exhibit g2 to Post-Effective Amendment No. 61 to the Registration Statement of American Century Government Income Trust on July 29, 2011, File No. 2-99222, and incorporated herein by reference).

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(3)           Custody Fee Schedule with State Street Bank and Trust Company, dated as of July 29, 2011 (filed electronically as Exhibit g3 to Post-Effective Amendment No. 61 to the Registration Statement of American Century Government Income Trust on July 29, 2011, File No. 2-99222, and incorporated herein by reference).

(h)           Amended and Restated Transfer Agency Agreement with American Century Services Corporation, dated as of August 1, 2007 (filed electronically as Exhibit h1 to Post-Effective Amendment No. 26 to the Registration Statement of the Registrant on September 27, 2007, File No. 33-43321, and incorporated herein by reference).

(i)           Opinion and Consent of Counsel, dated September 27, 2007 (filed electronically as Exhibit i to Post-Effective Amendment No. 26 to the Registration Statement of the Registrant on September 27, 2007, File No. 33-43321, and incorporated herein by reference).

(j)           Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, dated October 27, 2011, is included herein.

(k)           Not applicable.

(l)           Not applicable.

(m)           (1)           Master Distribution and Individual Shareholder Services Plan (A Class), dated January 1, 2008 (filed electronically as Exhibit m1 to Post-Effective Amendment No. 27 to the Registration Statement of the Registrant on October 28, 2008, File No. 33-43321, and incorporated herein by reference).

(2)           Master Distribution and Individual Shareholder Services Plan (C Class), dated January 1, 2008 (filed electronically as Exhibit m3 to Post-Effective Amendment No. 27 to the Registration Statement of the Registrant on October 28, 2008, File No. 33-43321, and incorporated herein by reference).

(3)           Master Distribution and Individual Shareholder Services Plan (R Class), dated January 1, 2008 (filed electronically as Exhibit m4 to Post-Effective Amendment No. 27 to the Registration Statement of the Registrant on October 28, 2008, File No. 33-43321, and incorporated herein by reference).

(n)           Amended and Restated Multiple Class Plan, dated January 1, 2008 (filed electronically as Exhibit n to Post-Effective Amendment No. 27 to the Registration Statement of the Registrant on October 28, 2008, File No. 33-43321, and incorporated herein by reference).

(o)           Reserved.

(p)           (1)           American Century Investments Code of Ethics (filed electronically as Exhibit p1 to Post-Effective Amendment No. 48 to the Registration Statement of American Century California Tax-Free and Municipal Funds on December 29, 2010, File No. 2-82734, and incorporated herein by reference).

(2)           Independent Directors’ Code of Ethics amended February 28, 2000 (filed electronically as Exhibit p2 to Post-Effective Amendment No. 40 to the Registration Statement of American Century Target Maturities Trust on November 30, 2004, File No. 2-94608, and incorporated herein by reference).

(q)           (1)           Power of Attorney, dated September 28, 2011, is included herein.

(2)           Secretary's Certificate, dated October 6, 2011, is included herein.

Item 29.  Persons Controlled by or Under Common Control with Registrant

The persons who serve as the trustees or directors of the Registrant also serve, in substantially identical capacities, the following investment companies:

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American Century California Tax-Free and Municipal Funds
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Quantitative Equity Funds, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios II, Inc.

Because the boards of each of the above-named investment companies are identical, these companies may be deemed to be under common control.

Item 30.  Indemnification

As stated in Article VII, Section 3 of the Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a1)to the Registration Statement, "The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase insurance for and to provide by resolution or in the Bylaws for indemnification out of Trust assets for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit, or proceeding in which he becomes involved by virtue of his capacity or former capacity with the Trust.  The provisions, including any exceptions and limitations concerning indemnification, may be set forth in detail in the Bylaws or in a resolution of the Trustees."

Registrant hereby incorporates by reference, as though set forth fully herein, Article VI of the Registrant's Amended and Restated Bylaws, appearing as Exhibit (b) herein.

The Registrant has purchased an insurance policy insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject in either case to clauses respecting deductibility and participation.

Item 31.  Business and other Connections of Investment Advisor

In addition to serving as the Registrant’s advisor, American Century Investment Management, Inc. (ACIM) provides portfolio management services for other investment companies as well as for other business and institutional clients. Except as listed below, none of the directors or officers of the advisor are or have been engaged in any business, profession, vocation or employment of a substantial nature, other than on behalf of the advisor and its affiliates, within the last two fiscal years.

James E. Stowers, Jr. (Director of ACIM). Serves as a member of the board of directors of the Stowers Institute for Medical Research, Stowers Resource Management, Inc. (SRM), BioMed Valley Corporation and BioMed Valley Discoveries, Inc. Each of these entities is part of a biomedical research organization that conducts basic research to find the keys to the causes, treatment and prevention of disease. Mr. Stowers also serves as the co-chair of the SRM board and is a member of SRM’s executive committee. The principal business address for these entities is 1000 E. 50th Street, Kansas City, MO 64110.

Kevin Akioka (Vice President of ACIM). Served as Portfolio Manager, Macquarie Funds Group, principal address is 555 South Flower Street, Los Angeles, CA 90071, 2007 to 2010.

Navneet Arora (Senior Vice President of ACIM). Served as Managing Director and Global Head of Model-Based Credit Research for BlackRock, Inc., principal address is 40 East 52nd Street, New York, NY 10022, 2006 to 2011.

Brian Garbe (Vice President of ACIM). Served as Portfolio Manager and Director of Research and Trading, City National Bank, principal address is 400 North Roxbury Drive, Beverly Hills, CA 90210, 1999 to 2010.

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Richard A. Weiss (Senior Vice President of ACIM). Served as Chief Investment Officer, City National Bank, principal address is 400 North Roxbury Drive, Beverly Hills, CA 90210, 1999 to 2010.

The principal address for the advisor is 4500 Main Street, Kansas City, MO 64111.

Item 32.  Principal Underwriters

I.           (a)           American Century Investment Services, Inc. (ACIS) acts as principal underwriter for the following investment companies:

American Century Asset Allocation Portfolios, Inc.
American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century Growth Funds, Inc.
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Quantitative Equity Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century Variable Portfolios II, Inc.
American Century World Mutual Funds, Inc.

ACIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. ACIS is located at 4500 Main Street, Kansas City, Missouri 64111. ACIS is a wholly-owned subsidiary of American Century Companies, Inc.

(b)           The following is a list of the directors, executive officers and partners of ACIS as of August 1, 2011:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

David Larrabee	Director, President and Chief Executive Officer	none

Barry C. Mayhew	Director and Senior Vice President	none

Martha G. Miller	Director and Senior Vice President	none

Gary P. Kostuke	Director and Senior Vice President	none

Jami D. Waggoner	Chief Financial Officer, Chief Accounting Officer and Treasurer	none

Peter Cieszko	Senior Vice President	none

Steven J. McClain	Senior Vice President	none

Michael J. Raddie	Senior Vice President	none

Amy D. Schumaker	Chief Compliance Officer	none

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Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Elizabeth A. Young	Chief Privacy Officer and Senior AML Officer	none

Ward D. Stauffer	Secretary	Secretary

Charles A. Etherington	Assistant Secretary and General Counsel	Senior Vice President and General Counsel

Brian L. Brogan	Assistant Secretary	Assistant Vice President and Assistant Secretary

Otis H. Cowan	Assistant Secretary	Assistant Vice President and Assistant Secretary

Janet A. Nash	Assistant Secretary	Assistant Vice President and Assistant Secretary

David H. Reinmiller	Assistant Secretary	Vice President

Lisa H. Lattan	Assistant Secretary	none

Pedram Afshar	Vice President	none

Ryan Ander	Vice President	none

Jennifer L. Barron	Vice President	none

Matthew R. Beck	Vice President	none

Stacey L. Belford	Vice President	none

Hayden S. Berk	Vice President	none

Andrew M. Billingsley	Vice President	none

James D. Blythe	Vice President	none

James H. Breitenkamp	Vice President	none

Joel Brous	Vice President	none

Bruce W. Caldwell	Vice President	none

Alan D. Chingren	Vice President	none

D. Alan Critchell, Jr.	Vice President	none

Ellen DeNicola	Vice President	none

Christopher J. DeSimone	Vice President	none

David P. Donovan	Vice President	none

G. Patrick Dougherty	Vice President	none

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Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Kenneth J. Dougherty	Vice President	none

Ryan C. Dreier	Vice President	none

Kevin G. Eknaian	Vice President	none

Jill A. Farrell	Vice President	none

David R. Ford	Vice President	none

William D. Ford	Vice President	none

Michael C. Galkoski	Vice President	none

Gregory O. Garvin	Vice President	none

Wendy Costigan Goodyear	Vice President	none

John (Jay) L. Green	Vice President	none

Michael K. Green	Vice President	none

Brandon G. Grier	Vice President	none

Marni B. Harp	Vice President	none

Brett G. Hart	Vice President	none

Stacey L. Hoffman	Vice President	none

B.D. Horton	Vice President	none

Robert O. Houston	Vice President	none

Terence M. Huddle	Vice President	none

Jennifer Ison	Vice President	none

Christopher T. Jackson	Vice President	none

Michael A. Jackson	Vice President	none

Cindy A. Johnson	Vice President	none

Wesley S. Kabance	Vice President	none

David A. Keefer	Vice President	none

Christopher W. Kilroy	Vice President	none

Matthew S. Kives	Vice President	none

William L. Kreiling	Vice President	none

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Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Jack R. Kulpa	Vice President	none

Maria Kutscher	Vice President	none

Edward Lettieri	Vice President	none

Richard T. Luchinsky	Vice President	none

Beth A. Mannino	Vice President	none

Jesse C. Martin	Vice President	none

Thomas C. McCarthy	Vice President	none

James C. McCoun	Vice President	none

Joseph P. McGivney, Jr.	Vice President	none

Peter J. McHugh	Vice President	none

Victor V. Melinauskas	Vice President	none

Michael Mills	Vice President	none

Christopher M. Monachino	Vice President	none

Susan M. Morris	Vice President	none

David M. Murphy	Vice President	none

Kathleen L. Nelkin	Vice President	none

Kelly A. Ness	Vice President	none

Jay W. Newnum	Vice President	none

John E. O’Connor	Vice President	none

Patrick J. Palmer	Vice President	none

Margaret H. Pierce	Vice President	none

Christy A. Poe	Vice President	none

Theresa Pope	Vice President	none

Douglas K. Reber	Vice President	none

David E. Rogers	Vice President	none

Gerald M. Rossi	Vice President	none

Brett A. Round	Vice President	none

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Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Michael (Mick) F. Schell	Vice President	none

Tracey L. Shank	Vice President	none

Daniel E. Shepard	Vice President	none

Michael W. Suess	Vice President	none

Michael T. Sullivan	Vice President	none

Kenneth Sussi	Vice President	none

Stephen C. Thune	Vice President	none

Robert Thurling	Vice President	none

Michael N. Turgeon	Vice President	none

Tina Ussery-Franklin	Vice President	none

Margaret E. VanWagoner	Vice President	none

James T. Walden	Vice President	none

Mark Westmoreland	Vice President	none

J. Mitch Wurzer	Vice President	none

* All addresses are 4500 Main Street, Kansas City, Missouri 64111

(c)           Not applicable.

Item 33.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the possession of American Century Investment Management, Inc., 4500 Main Street, Kansas City, MO 64111; 666 Third Avenue, 23rd Floor, New York, NY 10017; and 1665 Charleston Road, Mountain View, CA 94043; American Century Services, LLC, 4500 Main Street, Kansas City, MO 64111; JPMorgan Chase Bank, 4 Metro Tech Center, Brooklyn, NY 11245; State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, MA 02111; and Commerce Bank, N.A., 1000 Walnut, Kansas City, MO 64105.

Item 34.  Management Services – Not Applicable.

Item 35.  Undertakings – Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement amendment pursuant to Rule 485(b) promulgated under the Securities Act of 1933, as amended, and has duly caused this amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Kansas City, State of Missouri on the 28th day of October, 2011.

American Century International Bond Funds
(Registrant)
By: * ___________________________________ Jonathan S. Thomas President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* _________________________________ Jonathan S. Thomas	President and Trustee	October 28, 2011

* _________________________________ Robert J. Leach	Vice President, Treasurer and Chief Financial Officer	October 28, 2011

* _________________________________ Tanya S. Beder	Trustee	October 28, 2011

* _________________________________ Jeremy I. Bulow	Trustee	October 28, 2011

* _________________________________ John Freidenrich	Trustee	October 28, 2011

* _________________________________ Ronald J. Gilson	Chairman of the Board and Trustee	October 28, 2011

* _________________________________ Frederick L.A. Grauer	Trustee	October 28, 2011

* _________________________________ Peter F. Pervere	Trustee	October 28, 2011

* _________________________________ Myron S. Scholes	Trustee	October 28, 2011

* _________________________________ John B. Shoven	Trustee	October 28, 2011

*By:	/s/ Christine J. Crossley
Christine J. Crossley
Attorney in Fact
(pursuant to Power of Attorney
dated September 28, 2011)

EXHIBIT INDEX

EXHIBIT	DESCRIPTION OF DOCUMENT
NUMBER

EXHIBIT (a) (5)	Amendment No. 4 to the Amended and Restated Agreement and Declaration of Trust, dated September 28, 2011.

EXHIBIT (b)	Amended and Restated Bylaws, dated February 18, 2010.

EXHIBIT (j)	Consent of PricewaterhouseCoopers LLP, independent registered accounting firm, dated October 27, 2011.

EXHIBIT (q) (1)	Power of Attorney, dated September 28, 2011.

EXHIBIT (q) (2)	Secretary’s Certificate, dated October 6, 2011.